                                                           Exhibit 10.6



================================================================================

                             Anibal Corvetto Romero
                                Notario - Abogado
                            Plaza 27 de Noviembre 250
                           (Av. Central) - San Isidro
                            Tel. 422-9564 - 442-9369
                       Tel. 422-9564 - 442-9369 - 440-7299

                                   Testimonio

De la Escritura de
                         CONTRATO DE TRANSFERENCIA DE ACCIONES,
                         AUMENTO DEL CAPITAL SOCIAL Y SUSCRIPCION
                         DE ACCIONES DE LA EMPRESA METALURGICA LA
                         OROYA S.A., "METALOROYA S.A."

Otorgada por
                         EMPRESA MINERA DEL CENTRO DEL PERU S.A.
                         (CENTROMIN PERU S.A.)

A favor de
                         DOE RUN PERU S.R. LTDA CON INTERVENCION DE:
                         EMPRESA METALURGICA LA OROYA S.A.,
                         "METALOROYA S.A.", THE DOE RUN RESOURCES
                         CORPORATION Y THE RENCO GROUP, INC.

                         Lima 23 de OCTUBRE de 1997

Fs 21,215                                                          No.

                                    Ka 28,469

================================================================================

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

KARDEX: 28469                                                       FJAS: 21,215

     CONTRATO DE TRANSFERENCIA DE ACCIONES, AUMENTO DEL CAPITAL SOCIAL Y SUSCRIPCION DE ACCIONES DE LA EMPRESA METALURGICA LA OROYA S.A., "METALOROYA S.A."

     QUE OTORGAN:

     EMPRESA MINERA DEL CENTRO DEL PERU S.A. (CENTROMIN PERU S.A.)

     Y DE LA OTRA PARTE:

     DOE RUN PERU S.R.LTDA.

     CON INTERVENCION DE:

     EMPRESA METALURGICA LA OROYA S.A., "METALOROYA S.A.", THE DOE RUN RESOURCES CORPORATION Y THE RENCO GROUP, INC.

================================================================================
EN LA CIUDAD DE LIMA A LOS VEINTITRES DIAS DEL MES DE OCTUBRE DE MIL NOVECIENTOS NOVENTA Y SIETE, ANTE MI ANIBAL

CORVETTO ROMERO, ABOGADO NOTARIO PUBLICO DE ESTA CAPITAL.

COMPARECEN LAS SIGUIENTES PERSONAS:

CESAR POLO ROBILLIARD. DE NACIONALIDAD PERUANA, QUIEN MANIFESTO SER DE ESTADO CIVIL CASADO, DE PROFESION: INGENIERO, DEBIDAMENTE IDENTIFICADO CON LIBRETA ELECTORAL NUMERO 10540500, CON LIBRETA MILITAR NUMERO: 22388545.

QUIEN PROCEDE EN NOMBRE Y EN REPRESENTACION DE EMPRESA MINERA DEL CENTRO DEL PERU SOCIEDAD ANONIMA, (CENTROMIN PERU S.A.) CON REGISTRO UNICO DE CONTRIBUYENTE
NUMERO: 10017653, DEBIDAMENTE FACULTADO SEGUN COMPROBANTE QUE SE INSERTA EN EL CUERPO DE LA PRESENTE ESCRITURA PUBLICA.

JEFFREY L. ZELMS. DE NACIONALIDAD NORTEAMERICANA, DEBIDAMENTE IDENTIFICADO CON PASAPORTE NORTEAMERICANO NUMERO 153205339, DE ESTADO CIVIL CASADO, DE PROFESION:
INGENIERO.

QUIEN PROCEDE EN NOMBRE Y EN REPRESENTACION DE DOE RON PERU SOCIEDAD DE RESPONSABILIDAD LIMITADA Y THE DOE RUN RESOURCES CORPORATION, DEBIDAMENTE FACULTADO SEGUN PODERES QUE CORREN INSCRITOS EN LAS FICHAS NUMEROS 143658 DEL REGISTRO DE PERSONAS JURIDICAS DE LIMA Y 6864 DEL REGISTRO DE PODERES ESPECIALES DE LIMA, RESPECTIVAMENTE.

JORGE MERINO TAFUR. DE NACIONALIDAD PERUANA, QUIEN MANIFESTO SER DE ESTADO CIVIL SOLTERO, DE PROFESION: INGENIERO

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

MECANICO ELECTRICISTA, DEBIDAMENTE IDENTIFICADO CON LIBRETA ELECTORAL NUMERO:
07341351, CON LIBRETA MILITAR NUMERO: 214030551.

QUIEN PROCEDE EN NOMBRE Y EN REPRESENTACION DE LA EMPRESA METALURGICA LA OROYA S.A., "METALOROYA S.A.", CON REGISTRO UNICO DE CONTRIBUYENTE NUMERO: 33526610, DEBIDAMENTE FACULTADO SEGUN PODER QUE CORRE INSCRITO EN EL ASIENTO 1 DE LA FICHA
NUMERO: 040367 DEL REGISTRO DE PERSONAS JURIDICAS DEL REGISTRO PUBLICO DE
MINERIA.

MARVIN M. KOENIG. DE NACIONALIDAD NORTEAMERICANO, QUIEN MANIFESTO SER DE ESTADO CIVIL CASADO, DE PROFESION: CONTADOR EMPRESARIO. DEBIDAMENTE IDENTIFICADO CON PASAPORTE NORTEAMERICANO NUMERO: 156205648.

QUIEN PROCEDE EN NOMBRE Y EN REPRESENTACION DE THE RENCO GROUP, INC. DEBIDAMENTE FACULTADO SEGUN PODER QUE CORRE INSCRITO EN LA FICHA NUMERO 6863 DEL LIBRO DE DE PODERES ESPECIALES DE LOS REGISTROS PUBLICOS DE LIMA.

LOS COMPARECIENTES, SON MAYORES DE EDAD, HABILES PARA CONTRATAR E INTELIGENTES EN EL IDIOMA CASTELLANO Y A QUIENES HE IDENTIFICADO DE LO QUE DOY FE, CON CAPACIDAD, LIBERTAD Y CONOCIMIENTO PARA OBLIGARSE, DE LO QUE TAMBIEN DOY FE; Y ME ENTREGAN UNA MINUTA DEBIDAMENTE FIRMADA Y AUTORIZADA, PARA

QUE SU CONTENIDO SEA ELEVADO A ESCRITURA PUBLICA, LA MISMA QUE QUEDA ARCHIVADA EN SU LEGAJO MINUTARIO RESPECTIVO Y CON EL NUMERO DE ORDEN CORRESPONDIENTE DE LO QUE TAMBIEN DOY FE Y CUYO TENOR LITERAL ES EL SIGUIENTE:

MINUTA: SENOR NOTARIO DOCTOR ANIBAL CORVETTO ROMERO:

SIRVASE EXTENDER EN SU REGISTRO DE ESCRITURAS PUBLICAS, EL CONTRATO DE TRANSFERENCIA DE ACCIONES, AUMENTO DEL CAPITAL SOCIAL Y SUSCRIPCION DE ACCIONES DE LA EMPRESA METALURGICA LA OROYA S.A., "METALOROYA S.A.", QUE CELEBRAN DE UNA PARTE, EMPRESA MINERA DEL CENTRO DEL PERU S.A. (CENTROMIN PERU S.A.), CON REGISTRO UNICO DEL CONTRIBUYENTE NUMERO 10017653, CON DOMICILIO EN AVENIDA JAVIER PRADO ESTE NUMERO 2155, SAN BORJA, LIMA 41, REPRESENTADA POR SU GERENTE CENTRAL DE FINANZAS Y COMERCIAL, INGENIERO CESAR POLO ROBILLIARD, CON LIBRETA ELECTORAL NUMERO 10540500, AUTORIZADO POR ACUERDO DEL DIRECTORIO DE CENTROMIN DE FECHA 28 DE AGOSTO DE 1997. EN ADELANTE CENTROMIN: Y, DE LA OTRA PARTE DOE RUN PERU S.R.LTDA., LA CUAL ES UNA SUBSIDIARIA INDIRECTA QUE ES TOTALMENTE DE PROPIEDAD DE THE DOE RUN RESOURCES CORPORATION, REPRESENTADA POR JEFFREY L. ZELMS, NORTEAMERICANO. PASAPORTE NUMERO 153205339, QUIEN ESTA AUTORIZADO SEGUN PODER INSCRITO EN LA FICHA NUMERO 143658 DEL REGISTRO

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

DE PERSONAS JURIDICAS DE LIMA, PARA CELEBRAR EL PRESENTE CONTRATO, QUE EN ADELANTE SE DENOMINARA EL INVERSIONISTA.

INTERVIENE EN EL PRESENTE CONTRATO LA EMPRESA METALURGICA LA OROYA S.A., "METALOROYA S.A." CON REGISTRO UNICO DEL CONTRIBUYENTE NUMERO 33526610, CON DOMICILIO EN AVENIDA JAVIER PRADO ESTE NUMERO 2175, SAN BORJA, LIMA 41, REPRESENTADA POR SU GERENTE GENERAL, INGENIERO JORGE MERINO TAFUR, CON LIBRETA ELECTORAL NUMERO 07341351, SEGUN PODER INSCRITO EN EL ASIENTO 1 DE LA FICHA NUMERO 040367 DEL REGISTRO DE PERSONAS JURIDICAS DEL REGISTRO PUBLICO DE MINERIA, EN ADELANTE LA EMPRESA.

ANTECEDENTES.

I. POR DECRETO LEGISLATIVO NUMERO 674 DEL 25 DE SETIEMBRE DE 1991, SE DECLARO DE INTERES NACIONAL LA PROMOCION DE LA INVERSION PRIVADA DE LAS EMPRESAS QUE CONFORMAN LA ACTIVIDAD EMPRESARIAL DEL ESTADO.

II. MEDIANTE RESOLUCION SUPREMA NUMERO 102-92-PCM SE RATIFICA EL ACUERDO ADOPTADO POR LA COMISION DE PROMOCION DE LA INVERSION PRIVADA (COPRI), CONFORME AL CUAL SE INCLUYE A CENTROMIN EN EL PROCESO PROMOCION DE LA INVERSION PRIVADA A QUE SE REFIERE EL DECRETO LEGISLATIVO NUMERO 674.

III. POR RESOLUCION SUPREMA NUMERO 016-96-PCM SE RATIFICA EL

ACUERDO ADOPTADO POR COPRI CONFORME AL CUAL SE APRUEBA EL NUEVO PLAN DE PROMOCION DE LA INVERSION PRIVADA EN RELACION A CENTROMIN.

IV. POR ACUERDO DE COPRI TOMADO EN SESION DEL 17 DE ABRIL DE 1996, SE AUTORIZO LA CONSTITUCION DE EMPRESAS EN BASE A LAS UNIDADES OPERATIVAS DE CENTROMIN. DE CONFORMIDAD CON EL ARTICULO 10 DEL DECRETO LEGISLATIVO NUMERO 674.

V. LA EMPRESA METALURGICA LA OROYA SOCIEDAD ANONIMA "METALOROYA S.A." ES UNA EMPRESA, CONSTITUIDA SOBRE LA BASE DEL COMPLEJO METALURGICO DE LA OROYA, DE CENTROMIN (EN ADELANTE, "COMPLEJO METALURGICO LA OROYA" CUYAS ACCIONES SON INTEGRAMENTE DE PROPIEDAD DE CENTROMIN Y CUYO OBJETO SOCIAL ES PRINCIPALMENTE PARTICIPAR EN ACTIVIDADES QUE CORRESPONDEN A LA INDUSTRIA MINERO-METALURGICA, TALES COMO LA FUNDICION, REFINACION, INDUSTRIALIZACION, EXTRACCION MINERA Y COMERCIALIZACION DE SUS PRODUCTOS.

VI. POR RESOLUCION SUPREMA NO. 018- 97-PCM SE RATIFICA EL ACUERDO ADOPTADO POR COPRI, CONFORME AL CUAL SE APRUEBA LA MODALIDAD BAJO LA CUAL SE PROMUEVE EL CRECIMIENTO DE LA INVERSION PRIVADA EN LA EMPRESA METALURGICA LA OROYA S.A. "METALOROYA S.A." EN ADELANTE LA EMPRESA.

VII. DE CONFORMIDAD CON LOS ANTECEDENTES EXPUESTOS, EL

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

COMITE ESPECIAL DE PRIVATIZACION EN LA EMPRESA MINERA DEL CENTRO DEL PERU SOCIEDAD ANONIMA (CEPRI-CENTROMIN) CONVOCO Y HA LLEVADO A CABO EL CONCURSO PUBLICO INTERNACIONAL NUMERO PRI-16-97 PARA PROMOVER LA PROMOCION DE LA INVERSION PRIVADA EN LA EMPRESA. MEDIANTE LA TRANSFERENCIA DE ACCIONES Y EL AUMENTO DE SU CAPITAL SOCIAL EN VIRTUD DE NUEVOS APORTES DE UNA EMPRESA O CONSORCIO QUE CUMPLAN LOS REQUISITOS DE PRECALIFICACION ESTABLECIDOS POR EL CEPRI.

VIII. REALIZADO EL CONCURSO PUBLICO INTERNACIONAL NUMERO PRI-16-97 Y DE
ACUERDO CON LA CARTA DE FECHA 10 DE JULIO DE 1997 FUE DECLARADO EL GANADOR Y POR CONSIGUIENTE SE LE ADJUDICO LA BUENA PRO AL CONSORCIO CONFORMADO POR THE DOE RUN RESOURCES CORPORATION Y THE RENCO GROUP, INC.

DE CONFORMIDAD CON LAS BASES EL CONSORCIO ANTES SENALADO HA CEDIDO SU DERECHO A EL INVERSIONISTA Y ESTA CESION HA SIDO AUTORIZADA POR EL ACUERDO DE CEPRI-CENTROMIN DE FECHA 11 DE SETIEMBRE DE 1997.

SEGUN LO DISPUESTO POR LAS BASES, CENTROMIN HA APORTADO A LA EMPRESA LOS ACTIVOS CON RELACION AL COMPLEJO METALURGICO LA OROYA Y HA TRANSFERIDO LOS PASIVOS REFLEJADOS EN EL BALANCE PROYECTADO, EN LOS MONTOS REGISTRADOS EN LOS LIBROS CONTABLES DE LA EMPRESA. LOS ACTIVOS EN REFERENCIA (EN

ADELANTE, LOS "ACTIVOS"), SERAN TRANSFERIDOS MEDIANTE UN ACTA DE ENTREGA, RECEPCION Y VALORIZACION DE BIENES.

CENTROMIN GARANTIZA QUE TODOS ELLOS SON LOS QUE SE NECESITAN PARA LA NORMAL OPERACION DE LA EMPRESA, CON EXCEPCION DE CAJA, CUENTAS POR COBRAR Y PRODUCTOS TERMINADOS.

EN VIRTUD DE LOS ANTECEDENTES EXPUESTOS, LAS EMPRESAS QUE FIGURAN EN EL ENCABEZADO CELEBRAN EL PRESENTE CONTRATO, EN LOS TERMINOS Y CONDICIONES
SIGUIENTES:

CLAUSULA PRIMERA

TRANSFERENCIA

1.1 CENTROMIN ASEVERA, GARANTIZA Y CONVIENE EN QUE: (A) HA RECIBIDO DIEZ MIL (10,000) ACCIONES DE LA CAPITALIZACION INICIAL DE LA EMPRESA; (B) QUE HA TRANSFERIDO COMPLETAMENTE EL COMPLEJO METALURGICO LA OROYA A LA EMPRESA, A CAMBIO DE LO CUAL. RECIBIO 160'604,467 (CIENTO SESENTA MILLONES SEISCIENTOS CUATRO MIL CUATROCIENTOS SESENTISIETE) ACCIONES CON UN VALOR NOMINAL DE UN NUEVO SOL (S/. 1.00); (C) EL NUMERO TOTAL DE ACCIONES DE LA EMPRESA, CADA UNA DE LAS CUALES TIENE UN VALOR NOMINAL DE UN NUEVO SOL (S/.1.00). ES 160'614,467 (CIENTO SESENTA MILLONES SEISCIENTOS CATORCE MIL CUATROCIENTOS SESENTISIETE) ACCIONES;
(D) CENTROMIN ES PROPIETARIO DE 160,614,467 ACCIONES CON UN VALOR NOMINAL DE UN NUEVO SOL (S/.1.00), QUE HAN SIDO TOTALMENTE SUSCRITAS Y

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

PAGADAS. LAS CUALES CONSTITUYEN EL CIEN POR CIENTO (100%) DEL CAPITAL SOCIAL REPRESENTATIVO DE LA EMPRESA; (E) CENTROMIN TRANSFERIRA A LOS TRABAJADORES DE CENTROMIN, DE ACUERDO CON LO PREVISTO EN LAS BASES, 106,688 (CIENTO SEIS MIL SEISCIENTOS OCHENTIOCHO) ACCIONES, LAS CUALES CONSTITUYEN EL 0.0664249% DEL CAPITAL SOCIAL REPRESENTATIVO DE LA EMPRESA. (F) CENTROMIN DECLARA QUE LAS ACCIONES SENALADAS EN EL LITERAL (D) SON LAS UNICAS ACCIONES EMITIDAS; Y, (G) TODAS LAS TRANSFERENCIAS A LOS TRABAJADORES SE HARAN LEGALMENTE Y NO HAY NINGUNA OTRA OBLIGACION DE PARTE DE LA EMPRESA CON RELACION A DICHAS ACCIONES, NI HABRA NINGUNA OTRA OBLIGACION PARA CUALQUIER EMISION. CENTROMIN MANTENDRA CUALESQUIER OBLIGACIONES Y RESPONSABILIDADES QUE HUBIERAN CON RELACION A LAS ACCIONES TRANSFERIDAS A LOS TRABAJADORES, INCLUYENDO CUALESQUIER RECLAMACIONES QUE PUDIERAN HACER DICHOS TRABAJADORES. EL INVERSIONISTA ASUME EL COMPROMISO DE ADQUIRIR LAS ACCIONES QUE LOS TRABAJADORES NO ADQUIERAN EN EJERCICIO DE SU DERECHO PREFERENTE, EN EL MISMO PRECIO.

1.2 EN VIRTUD DEL PRESENTE CONTRATO CENTROMIN TRANSFIERE A EL INVERSIONISTA LA TITULARIDAD DE 160,507,779 (CIENTO SESENTA MILLONES QUINIENTOS SIETE MIL SETECIENTOS

SETENTINUEVE) ACCIONES QUE REPRESENTAN EL 99.9335751% DEL CAPITAL SOCIAL DE LA EMPRESA.

1.3 EN LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO SE HA COMUNICADO A LA EMPRESA LA TRANSFERENCIA DE LAS ACCIONES SENALADAS EN EL NUMERAL 1.2. PARA SER ASENTADA EN EL LIBRO DE TRANSFERENCIA DE ACCIONES DE LA EMPRESA.

CLAUSULA SEGUNDA

CONTRAPRESTACION

COMO CONTRAPRESTACION POR LA TRANSFERENCIA DESCRITA EN EL NUMERAL 1.2, EL INVERSIONISTA SE OBLIGA, EN FAVOR DE CENTROMIN A PAGAR LA SUMA DE US$ 121,440,608 (CIENTO VEINTIUN MILLONES CUATROCIENTOS CUARENTA MIL SEISCIENTOS OCHO DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA), AL CONTADO A LA SUSCRIPCION DEL PRESENTE CONTRATO.

EL PAGO SE EFECTUARA EN DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA.

CLAUSULA TERCERA

AUMENTO DEL CAPITAL SOCIAL DE

LA EMPRESA

3.1 LA EMPRESA A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, CUENTA CON UN CAPITAL SOCIAL DE S/.160,614,467 (CIENTO SESENTA MILLONES SEISCIENTOS CATORCE MIL CUATROCIENTOS SESENTISIETE NUEVOS SOLES), REPRESENTADAS POR 160,614,467 ACCIONES DE UN VALOR NOMINAL DE UN NUEVO SOL

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

(S/.1.00).

CENTROMIN ES TITULAR DE 160,614,467 (CIENTO SESENTA MILLONES SEISCIENTOS CATORCE MIL CUATROCIENTOS SESENTA Y SESENTISIETE) ACCIONES, DE UN VALOR NOMINAL DE UN NUEVO SOL (S/.1.00) INTEGRAMENTE SUSCRITAS Y PAGADAS, QUE CONSTITUYEN EL 100 POR CIENTO DE LAS ACCIONES REPRESENTATIVAS DEL CAPITAL SOCIAL DE LA EMPRESA.

3.2. EL INVERSIONISTA REALIZA UN APORTE A LA EMPRESA DE US$ 126,481,383.24 (CIENTO VEINTISEIS MILLONES CUATROCIENTOS OCHENTIUN MIL TRESCIENTOS OCHENTITRES DOLARES CON VEINTICUATRO CENTAVOS DE LOS ESTADOS UNIDOS DE NORTEAMERICA). EL INVERSIONISTA REPRESENTA MEDIANTE ESTE APORTE EL 51% DEL CAPITAL SOCIAL DE LA EMPRESA.

EL PAGO DEL APORTE SE HARA EN DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA Y SE ACREDITA CON LA CONSTANCIA DE DEPOSITO BANCARIO A NOMBRE DE LA EMPRESA.

3.3. EL APORTE SENALADO EN EL NUMERAL 3.2 COMPRENDE EL APORTE DINERARIO DESTINADO A AUMENTAR EL CAPITAL SOCIAL DE LA EMPRESA Y LA PRIMA POR LA EMISION DE ACCIONES.

CONTABLEMENTE EL APORTE DINERARIO SERA REGISTRADO EN NUEVOS SOLES, AL TIPO DE CAMBIO DE VENTA DEL DIA Y LUGAR DE LA SUSCRIPCION DEL PRESENTE CONTRATO. DEL MONTO RESULTANTE,

S/. 167,170,160 (CIENTO SESENTISIETE MILLONES CIENTO SETENTA MIL CIENTO SESENTA NUEVOS SOLES) SERAN REGISTRADOS EN LA CUENTA CAPITAL SOCIAL. LA DIFERENCIA SERA REGISTRADA COMO PRIMA DE EMISION.

QUEDA ENTENDIDO QUE NO SE EXIGIRA A LA EMPRESA QUE MANTENGA EN EFECTIVO LAS SUMAS APORTADAS PARA AUMENTAR EL CAPITAL SOCIAL DE LA EMPRESA AL AMPARO DE LOS NUMERALES 3.2 Y 3.3, SINO QUE DICHOS FONDOS PODRAN SER UTILIZADOS PARA OTROS FINES U OPERACIONES COMERCIALES U OTROS.

3.4. COMO CONSECUENCIA DEL AUMENTO DE CAPITAL SENALADO EN EL NUMERAL 3.3, LA EMPRESA EMITIRA 167,170,160 ACCIONES DE UN VALOR NOMINAL DE UN NUEVO SOL (S/.1.00).

EL INVERSIONISTA. A LA SUSCRIPCION DEL PRESENTE CONTRATO, SUSCRIBE Y PAGA LA TOTALIDAD DE LAS ACCIONES EMITIDAS.

3.5 RESPECTO AL PRESENTE CONTRATO, CENTROMIN RENUNCIA A SU DERECHO DE SUSCRIPCION PREFERENTE.

3.6 SIMULTANEAMENTE, A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, EL INVERSIONISTA Y CENTROMIN SE OBLIGAN A REALIZAR UNA JUNTA GENERAL EXTRAORDINARIA DE ACCIONISTAS DE LA EMPRESA CON EL FIN DE TOMAR LOS ACUERDOS QUE SEAN NECESARIOS PARA LA EJECUCION DEL PRESENTE CONTRATO.

CLAUSULA CUARTA

COMPROMISO DE INVERSION

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

4.1 DENTRO DE UN PERIODO DE CINCO (5) ANOS A PARTIR DE LA SUSCRIPCION DEL PRESENTE CONTRATO, LA EMPRESA SE COMPROMETE A INVERTIR LA SUMA DE US$120,000,000.00 (CIENTO VEINTE MILLONES DE DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA) PARA LOS FINES DESCRITOS EN EL NUMERAL 4.3 DEL PRESENTE CONTRATO EN SU COMPLEJO METALURGICO LA OROYA, TAL COMO SE DESCRIBE EN LOS ANTECEDENTES DEL PRESENTE CONTRATO.

QUEDA ENTENDIDO QUE LA EMPRESA TENDRA UN PLAZO MAXIMO DE (5) CINCO ANOS PARA EFECTUAR DICHA INVERSION Y QUE NO HAY REQUERIMIENTOS ANUALES.

4.2 PARA VERIFICAR EL MONTO DE LA INVERSION QUE SE HA HECHO, LA EMPRESA PRESENTARA UNA DECLARACION JURADA INFORMADA POR UNA FIRMA DE AUDITORES INDEPENDIENTES DE RECONOCIDO PRESTIGIO INTERNACIONAL, ELEGIDA POR CENTROMIN ENTRE UN MINIMO DE TRES FIRMAS PROPUESTAS POR EL INVERSIONISTA.

LA PROPUESTA DE EL INVERSIONISTA DEBERA SER PRESENTADA A CENTROMIN, TREINTA (30) DIAS ANTES DEL VENCIMIENTO DEL PLAZO SENALADO EN EL NUMERAL 4.1. EN CASO CONTRARIO CENTROMIN DESIGNARA A LA FIRMA DE AUDITORES SIN TOMAR EN CUENTA LAS PROPUESTAS POR EL INVERSIONISTA.

LA DECLARACION JURADA DEBERA SER PRESENTADA A CENTROMIN DENTRO DE LOS SESENTA
(60) DIAS CONTADOS DESDE EL

VENCIMIENTO DEL PERIODO INDICADO EN EL NUMERAL 4.1. O DE LA FECHA EN QUE CENTROMIN COMUNIQUE A LA EMPRESA LA DESIGNACION DEL AUDITOR INDEPENDIENTE, LO QUE OCURRA ULTIMO.

ANUALMENTE LA EMPRESA DEBERA PRESENTAR A CENTROMIN UN INFORME SOBRE LAS INVERSIONES REALIZADAS HASTA ESE MOMENTO. DENTRO DE UN PLAZO DE SESENTA (60) DIAS CONTADOS DESDE EL DIA Y MES DEL ANO CORRESPONDIENTE QUE COINCIDA CON EL DIA Y MES DE LA FECHA EN QUE FUE SUSCRITO EL CONTRATO. LOS INFORMES DEBERAN ESTAR REFRENDADOS POR UNA FIRMA DE AUDITORES INDEPENDIENTES SEGUN EL PROCEDIMIENTO INDICADO EN EL PRESENTE NUMERAL.

LOS HONORARIOS DE LOS AUDITORES SERAN ASUMIDOS POR CENTROMIN.

4.3 EL PERIODO PREVISTO EN EL NUMERAL 4.1 SE SUSPENDERA SI, EN EL CURSO DE LA EJECUCION DEL COMPROMISO DE INVERSION SOBREVINIESE UN CASO FORTUITO O FUERZA MAYOR DE ACUERDO CON LO ESTABLECIDO EN EL ARTICULO 1315 DEL CODIGO CIVIL O SEGUN SE ESTIPULA EN LA CLAUSULA DECIMO QUINTA O HECHOS NO DIRECTAMENTE ATRIBUIBLES A NEGLIGENCIA DE LA EMPRESA. LA SUSPENSION SE MANTENDRA MIENTRAS DUREN E IMPIDAN A LA EMPRESA EJERCER LAS OBLIGACIONES ESTIPULADAS EN EL COMPROMISO DE INVERSION.

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

4.4 SI SE PRODUJERAN ACONTECIMIENTOS TALES COMO LOS QUE SE SENALARON EN EL NUMERAL 4.3. QUE AFECTEN EL CUMPLIMIENTO DEL COMPROMISO DE INVERSION, LA EMPRESA DARA A CONOCER POR ESCRITO LA SITUACION A CENTROMIN DENTRO DE LOS QUINCE (15) DIAS SIGUIENTES DE CONOCIDO LOS EFECTOS DEL ACONTECIMIENTO. LA EMPRESA INDICARA DE MANERA PRECISA EN LA MISMA COMUNICACION LA RELACION DE CAUSALIDAD ENTRE EL ACONTECIMIENTO Y EL IMPEDIMENTO PARA CUMPLIR EL COMPROMISO DE INVERSION, ASI COMO LOS ASPECTOS DEL MISMO COMPROMISO DE INVERSION QUE SERAN AFECTADOS Y QUE DICHOS ACONTECIMIENTOS IMPEDIRAN.

4.5 PARA EFECTOS DE LA PRESENTE CLAUSULA, SE CONSIDERARAN INVERSION, LOS MONTOS EFECTIVAMENTE DESEMBOLSADOS EN:

A) LOS ESTUDIOS DE FACTIBILIDAD, LOS ESTUDIOS TECNICOS Y/O FINANCIEROS. INCLUYENDO ESTUDIOS AMBIENTALES Y DESEMBOLSOS NECESARIOS PARA EL CUMPLIMIENTO DE LAS OBLIGACIONES DE LA EMPRESA PARA EL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA DE METALOROYA), QUE SE DESCRIBEN EN LA CLAUSULA QUINTA, Y CUALESQUIERA OTROS REQUERIMIENTOS AMBIENTALES EXIGIDOS POR LA LEY.

B) DESARROLLO, MEJORAS, MODERNIZACION, AMPLIACION Y EXPANSION DE LA CAPACIDAD DE PRODUCCION DE LA EMPRESA. ASI

COMO INVERSIONES PARA CARRETERAS Y PARA PROPORCIONAR ELECTRICIDAD Y AGUA, QUE PERMITAN CUBRIR SUS NECESIDADES, ASI COMO SEGURIDAD, SALUD, PROGRAMAS SOCIALES E INVERSIONES E INFRAESTRUCTURA DE SERVICIO PUBLICO QUE SE RELACIONEN CON SUS FINES.

C) LA COMPRA, INSTALACION O CONSTRUCCION DE LAS PLANTAS Y EQUIPOS. ADEMAS, DE TODOS LOS DEMAS DESEMBOLSOS DE CAPITAL: ASI COMO MANTENIMIENTOS Y REPARACIONES EXTRAORDINARIAS QUE IMPLIQUEN INCREMENTOS EN LA CAPACIDAD DE PRODUCCION Y/O EFICIENCIA, ASI COMO LA EXTENSION DE LA VIDA UTIL DE LAS PLANTAS Y EQUIPOS.

D) SEGUROS, FLETES, DERECHOS DE IMPORTACION Y OTROS TRIBUTOS RELACIONADOS CON LOS RUBROS ANTERIORES.

E) GASTOS ADMINISTRATIVOS RELACIONADOS CON LOS RUBROS ANTERIORES.

F) CAPITAL DE TRABAJO PROVENIENTE DE APORTE AL PATRIMONIO.

LA INVERSION DEBERA EFECTUARSE NECESARIAMENTE CON EL APORTE SENALADO EN EL NUMERAL 3.2 Y LA PRIMA DE EMISION INDICADA EN EL NUMERAL 3.3, SIN PERJUICIO DE LO ESTABLECIDO EN EL ULTIMO PARRAFO DEL NUMERAL 3.3.

CLAUSULA QUINTA

RESPONSABILIDAD DE LA EMPRESA EN ASUNTOS

AMEBIENTALES

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

CENTROMIN Y LA EMPRESA RECONOCEN QUE EL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA) DE LA UNIDAD DE PRODUCCION "LA OROYA" DE CENTROMIN PERU, QUE FUERA APROBADO POR RESOLUCION DIRECTORAL No 017-97-EM/DGM, CON FECHA 13 DE ENERO DE 1997, Y MODIFICADO POR RESOLUCION DIRECTORAL No 325-97-EM/DGM. DE FECHA 6 DE OCTUBRE DE 1997, HA SIDO DIVIDIDO EN EL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA) DEL COMPLEJO METALURGICO DE LA OROYA DE METALOROYA S.A. (EN ADELANTE, "PAMA DE METALOROYA"), QUE FUERA APROBADO POR RESOLUCION DIRECTORAL No 334-97-EM/DGM, CON FECHA 16 DE OCTUBRE DE 1997 Y EN EL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA) DE LA OROYA DE CENTROMIN PERU S.A. (EN ADELANTE "PAMA DE CENTROMIN"), QUE FUERA APROBADO POR RESOLUCION DIRECTORAL No 334-97-EM/DGM DE FECHA 16 DE OCTUBRE DE 1997.

LA EMPRESA ASUME LA RESPONSABILIDAD UNICAMENTE CON RESPECTO A LOS SIGUIENTES ASUNTOS AMBIENTALES:

5.1 EL CUMPLIMIENTO DE LAS OBLIGACIONES CONTENIDAS EN EL PAMA DE METALOROYA Y SUS EVENTUALES MODIFICACIONES APROBADAS DE CONFORMIDAD CON LAS DISPOSICIONES LEGALES VIGENTES QUE HAYAN SIDO O QUE SEAN EMITIDAS POR LA AUTORIDAD COMPETENTE. EN RELACION CON LOS EFLUENTES, EMISIONES Y RESIDUOS

GENERADOS POR:

A) LAS INSTALACIONES DE FUNDICION Y REFINACION DE LA EMPRESA.

B) LAS INSTALACIONES DE SERVICIO Y VIVIENDAS DE LA EMPRESA.

C) LOS DEPOSITOS DE FERRITAS DE ZINC EXISTENTES A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, INCLUIDAS LAS FERRITAS DE ZINC QUE SEAN ANADIDAS POR LA EMPRESA EN EL CASO DE QUE LA EMPRESA NO DEVUELVA LOS MISMOS DENTRO DE TRES (3) ANOS A PARTIR DE LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO O NO PAGUE EL MONTO ESTABLECIDO EN EL NUMERAL 5.6.

DURANTE UN PERIODO DE TRES (3) ANOS A PARTIR DE LA FECHA DE LA SUSCRIPCION DEL PRESENTE CONTRATO LA EMPRESA PODRA UTILIZAR, SIN COSTO, LAS AREAS QUE CENTROMIN Y LA EMPRESA HAN ACORDADO ASIGNAR A LA EMPRESA EN LOS DEPOSITOS QUE CENTROMIN Y SUS PREDECESORES ESTUVIERON USANDO. MIENTRAS QUE LA EMPRESA ESTABLEZCA NUEVAS AREAS DONDE DEPOSITAR LA ESCORIA, EL TRIOXIDO DE ARSENICO Y LAS FERRITAS DE ZINC. DICHO PLAZO VENCERA EL 24 DE OCTUBRE DEL ANO 2000, SUSCRIBIENDO LA EMPRESA Y CENTROMIN LA RESPECTIVA ACTA DE DEVOLUCION. SIN PERJUICIO DE ELLO, LA EMPRESA PODRA DEVOLVER LOS DEPOSITOS DADOS EN USO EN CUALQUIER MOMENTO ANTES DEL VENCIMIENTO DEL REFERIDO PLAZO, QUEDANDO LIBERADA DE LAS

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

OBLIGACIONES CORRESPONDIENTES. CENTROMIN Y LA EMPRESA SUSCRIBIRA EL ACTA DE ENTREGA EN ESE MOMENTO.

LA EMPRESA SE RESPONSABILIZARA UNICAMENTE POR EL MANTENIMIENTO RUTINARIO OPERATIVO DE LAS AREAS DE LOS DEPOSITOS QUE HAYAN SIDO ASIGNADOS EN USO A LA EMPRESA POR EL PERIODO DE TRES (3) ANOS.

CENTROMIN SE RESPONSABILIZARA POR EL MANTENIMIENTO DE LAS OTRAS AREAS DE LOS DEPOSITOS QUE NO SE HAYAN ASIGNADO EN USO A LA EMPRESA. DICHAS RESPONSABILIDADES DE MANTENIMIENTO ASIGNADAS A LA EMPRESA NO RELEVARAN A CENTROMIN DEL CUMPLIMIENTO DE LAS OBLIGACIONES CONTENIDAS EN EL PAMA DE CENTROMIN QUE SE RELACIONEN CON DICHOS DEPOSITOS DURANTE EL PERIODO DE USO DE TRES (3) ANOS POR PARTE DE LA EMPRESA. EL ABANDONO TECNICO DE LOS MISMOS SE REGIRA POR LO ESTABLECIDO EN EL NUMERAL 6.1. Y EL PAMA DE CENTROMIN. AL TERMINO DEL PERIODO DE TRES (3) ANOS, LOS DEPOSITOS DE ESCORIAS Y DE TRIOXIDO DE ARSENICO, INCLUYENDO LOS RESIDUOS ADICIONALES DEPOSITADOS EN ELLOS POR LA EMPRESA DURANTE EL PERIODO DE TRES (3) ANOS, SERAN POSTERIORMENTE DE LA EXCLUSIVA RESPONSABILIDAD DE CENTROMIN PARA TODOS EFECTOS. CENTROMIN RETENDRA EL TITULO SOBRE LOS TERRENOS EN QUE ACTUALMENTE ESTAN UBICADOS LOS DEPOSITOS DE ESCORIAS Y DE TRIOXIDO DE

ARSENICO EXISTENTES A LA SUSCRIPCION DEL PRESENTE CONTRATO Y QUE SERAN UTILIZADOS TEMPORALMENTE POR LA EMPRESA.

CENTROMIN Y LA EMPRESA DECLARAN CONOCER, QUE LOS DEPOSITOS DE ESCORIAS, TRIOXIDO DE ARSENICO Y FERRITAS DE ZINC, FUERON SEPARADOS Y DESAFECTADOS DE LAS CONCESIONES DE BENEFICIOS TRANSFERIDAS POR CENTROMIN A LA EMPRESA. RETENIENDO CENTROMIN EL DOMINIO SOBRE LOS MISMOS Y LAS OBLIGACIONES QUE DE ELLO SE DESPRENDEN. ADICIONALMENTE, EN CONSIDERACION A LA INCLUSION EN EL PAMA DE METALOROYA DE LA OBLIGACION DE CENTROMIN DE INVERTIR EN 1997 US$ 1'145,668.00 (UN MILLON CIENTO CURENTICINCO MIL SEISCIENTOS SESENTIOCHO DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA), EN LOS PROYECTOS DE TRATAMIENTO DE EFLUENTES LIQUIDOS INDUSTRIALES Y NUEVO SISTEMA DE GRANULACION DE ESCORIAS, CENTROMIN DEBERA PAGAR A EL INVERSIONISTA DICHA SUMA EN EFECTIVO, EN LA FECHA DE SUSCRIPCION DE ESTE CONTRATO.

D) CUALQUIER NUEVO DEPOSITO DE RESIDUOS QUE LA EMPRESA PUEDA ESTABLECER O HABILITAR.

5.2 FUTURO CIERRE Y DESMANTELAMIENTO AL TERMINO DE LA VIDA OPERATIVA DE:

A) LAS INSTALACIONES DE FUNDICION Y DE REFINACION DE LA EMPRESA.

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

B) CUALQUIER NUEVO DEPOSITO DE ESCORIA, FERRITAS DE ZINC O TRIOXIDO DE ARSENICO Y OTROS QUE LA EMPRESA PUEDA ESTABLECER.

C) LOS DEPOSITOS DE FERRITAS DE ZINC EN EL CASO DE QUE LA EMPRESA NO DEVUELVA LOS MISMOS A CENTROMIN DENTRO DE TRES (3) ANOS CONTADOS A PARTIR DE LA FECHA DE SUBSCRIPCION DEL PRESENTE CONTRATO O NO PAGUE EL MONTO ESTABLECIDO EN EL NUMERAL 5.6.

5.3 DURANTE EL PERIODO APROBADO PARA LA EJECUCION DEL PAMA DE METALOROYA, LA EMPRESA ASUMIRA LA RESPONSABILIDAD POR DANOS, PERJUICIOS Y RECLAMOS DE TERCEROS ATRIBUIBLES A ELLA A PARTIR DE LA SUSCRIPCION DEL PRESENTE CONTRATO, SOLO EN LOS SIGUIENTES CASOS:

A) AQUELLOS DIJE SURJAN DIRECTAMENTE DEBIDO A ACTOS NO RELACIONADOS CON EL PAMA DE METALOROYA QUE SON EXCLUSIVAMENTE ATRIBUIBLES A LA EMPRESA, PERO SOLO EN LA MEDIDA QUE DICHOS ACTOS FUERAN EL RESULTADO DE LA APLICACION POR PARTE DE LA EMPRESA DE NORMAS Y PRACTICAS QUE FUERAN MENOS PROTECTORAS DEL MEDIO AMBIENTE O DE LA SALUD PUBLICA QUE AQUELLAS QUE FUERAN SEGUIDAS POR CENTROMIN HASTA LA FECHA DE LA SUSCRIPCION DEL PRESENTE CONTRATO.

EN CASO DE CONTROVERSIA SOBRE LA DETERMINACION DE SI LAS

NORMAS O PRACTICAS UTILIZADAS POR LA EMPRESA HAN SIDO O NO MENOS PROTECTORAS DEL MEDIO AMBIENTE O DE LA SALUD PUBLICA QUE LAS APLICADAS POR CENTROMIN, Y DE NO LLEGARSE A UN ACUERDO AL RESPECTO EN TREINTA DIAS CALENDARIOS DESDE LA FECHA EN QUE SE RECIBIO EL RECLAMO, CENTROMIN Y LA EMPRESA SOMETERAN DICHA DETERMINACION A LA OPINION DE UN PERITO, SIGUIENDO PARA ELLO EL TRAMITE DESCRITO EN EL NUMERAL 5.4.C.

B) AQUELLOS QUE RESULTEN DIRECTAMENTE DEL INCUMPLIMIENTO DE LAS OBLIGACIONES DEL PAMA DE METALOROYA POR PARTE DE LA EMPRESA, O DE LAS OBLIGACIONES ESTABLECIDAS MEDIANTE EL PRESENTE CONTRATO EN LOS NUMERALES 5.1 Y 5.2.

5.4 DESPUES DEL VENCIMIENTO DEL PLAZO LEGAL DEL PAMA DE METALOROYA, LA EMPRESA ASUMIRA LA RESPONSABILIDAD DE DANOS, PERJUICIOS Y RECLAMOS DE TERCEROS DE LA MANERA SIGUIENTE:

A) AQUELLOS QUE RESULTEN DIRECTAMENTE DE ACTOS QUE SEAN EXCLUSIVAMENTE ATRIBUIBLES A SUS OPERACIONES POSTERIORES A DICHO PERIODO.

B) AQUELLOS QUE RESULTEN DIRECTAMENTE DEL INCUMPLIMIENTO DE LAS OBLIGACIONES DEL PAMA DE METALOROYA POR PARTE DE LA EMPRESA, O DE LAS OBLIGACIONES ESTABLECIDAS MEDIANTE EL PRESENTE CONTRATO EN LOS NUMERALES 5.1 Y 5.2.

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

C) EN CASO EN QUE LOS DANOS Y PERJUICIOS SEAN ATRIBUIBLES A CENTROMIN Y A LA EMPRESA, LA EMPRESA ASUMIRA RESPONSABILIDAD EN PROPORCION A SU CONTRIBUCION AL DANO.

EN LOS CASOS EN QUE NO HAYA CONSENSO ENTRE CENTROMIN Y LA EMPRESA RESPECTO DE LAS CAUSAS DEL SUPUESTO DANO MATERIA DEL RECLAMO O LA PROPORCION EN QUE SE DISTRIBUIRA LA RESPONSABILIDAD ENTRE ELLAS, DE NO ALCANZARSE UN ACUERDO EN EL TERMINO DE TREINTA (30) DIAS CONTADOS A PARTIR DE LA RECEPCION DEL RECLAMO, EL ASUNTO SERA SOMETIDO A LA DECISION DE UN PERITO EN LA MATERIA A SER DESIGNADO DE MUTUO ACUERDO, EL CUAL DEBERA EVACUAR SU DECISION A LA BREVEDAD POSIBLE.

SI EL MONTO DEL RECLAMO FUERA MENOR A US$50,000.00, CENTROMIN Y LA EMPRESA QUEDARAN OBLIGADAS A LA DECISION DEL PERITO. SI EL MONTO DEL RECLAMO FUERA MAYOR A US$50,000.00, CENTROMIN Y LA EMPRESA PODRAN SOMETER EL ASUNTO A ARBITRAJE, CONFORME A LA CLAUSULA DECIMO SEGUNDA DEL PRESENTE CONTRATO, SI ES QUE UNA O AMBAS PARTES NO ESTEN DE ACUERDO CON LA DECISION DEL PERITO.

5.5 A PARTIR DE LA SUSCRIPCION DEL PRESENTE CONTRATO. LA EMPRESA NO TENDRA NI ASUMIRA NINGUNA RESPONSABILIDAD POR DANOS Y PERJUICIOS O POR LOS RECLAMOS DE TERCEROS ATRIBUIBLES A CENTROMIN, EN LA MEDIDA QUE LOS MISMOS FUERAN

EL RESULTADO DE LAS OPERACIONES DE CENTROMIN Y SUS PREDECESORES HASTA LA SUSCRIPCION DEL PRESENTE CONTRATO O QUE SE DEBAN AL INCUMPLIMIENTO POR PARTE DE CENTROMIN DE LAS OBLIGACIONES ESPECIFICADAS EN EL NUMERAL 6.1.

5.6 EN EL CASO QUE LA EMPRESA DEVOLVIERA A CENTROMIN LOS DEPOSITOS DE FERRITAS DE ZINC REFERIDOS EN EL NUMERAL 5.1.C., DEFIERA ABONAR A ESTE ULTIMO
US$ 7,200,000 (SIETE MILLONES DOSCIENTOS MIL DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA), POR CONCEPTO DE COSTOS POR REMEDIACION DE LOS MISMOS Y POSTERIORMENTE CENTROMIN ASUMIRA LA EXCLUSIVA RESPONSABILIDAD SOBRE LOS MISMOS E INDEMNIZARA Y SALVAGUARDARA A LA EMPRESA CONTRA CUALQUIER RECLAMO, COSTO, DEMANDA U OTRA OBLIGACION REFERIDA A ELLOS. LAS PARTES SUSCRIBIRAN EL ACTA DE DEVOLUCION A QUE SE REFIERE EL NUMERAL 5.1.C. DEBIENDO LA EMPRESA REALIZAR EL PAGO ANTES MENCIONADO DENTRO DE LOS DIEZ (10) DIAS UTILES SIGUIENTES A LA SUSCRIPCION DE DICHA ACTA.

EN EL CASO QUE LA EMPRESA NO DEVOLVIERA LOS DEPOSITOS DE FERRITAS DE ZINC DENTRO DE TRES (3) ANOS CONTADOS A PARTIR DE LA SUSCRIPCION DEL PRESENTE CONTRATO, CENTROMIN TRANSFERIRA A LA EMPRESA EL TITULO SOBRE LA PROPIEDAD Y LA CONCESION DE BENEFICIO CORRESPONDIENTES A LOS DEPOSITOS DE

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

FERRITAS DE ZINC EXISTENTES A LA SUSCRIPCION DEL PRESEMTE CONTRATO.

5.7 CENTROMIN SE RESERVA EL DERECHO DE REALIZAR LAS INSPECCIONES QUE FUERAN NECESARIAS PARA VERIFICAR EL CUMPLIMIENTO DE LO SENALADO EN EL NUMERAL 5.1.C.

LA EMPRESA PROPORCIONARA PERIODICAMENTE A CENTROMIN COPIAS DE LOS INFORMES DE MONITOREO, REPORTES METALURGICOS Y CUMPLIMIENTE DEL PAMA DE METALOROYA PRESENTADOS ANTE LA AUTORIDAD COMPETENTE.

5.8 LA EMPRESA PROTEGERA Y MANTENDRA INDEMNE A CENTROMIN CONTRA RECLAMOS DE TERCEROS Y LA INDEMNIZARA POR CUALQUIER DANO, RESPONSABILIDAD U OBLIGACION QUE SE PUEDE SOBREVENIR POR LOS CUALES HA ASUMIDO RESPONSABILIDAD Y OBLIGACION.

5.9 TODAS LAS DEMAS RESPONSABILIDADES QUEDARAN A CARGO DE CENTROMIN DE ACUERDO CON LA CLAUSULA SEXTA.

CLAUSULA SEXTA

RESPONSABILIDAD DE CENTROMIN EN ASUNTOS

AMBIENTALES

6.1 CENTROMIN ASUME LA RESPONSABILIDAD DE LOS SIGUIENTES ASUNTOS AMBIENTALES:

A) CUMPLIMIENTO CON EL PAMA DE CENTROMIN DE ACUERDO CON SUS EVENTUALES MODIFICACIONES APROBADAS POR LA AUTORIDAD COMPETENTE Y LOS REQUERIMIENTOS LEGALES VIGENTES APLICABLES

QUE HAYAN SIDO O QUE SEAN EXPEDIDOS POR LA AUTORIDAD COMPETENTE.

B) EL ABANDONO TECNICO DE LOS DEPOSITOS DE ESCORIA Y TRIOXIDO DE ARSENICO EXISTENTES EN LA FECHA DE LA SUSCRIPCION DEL PRESENTE CONTRATO Y LAS OBLIGACIONES RELACIONADAS CON LOS MISMOS, INCLUYENDO LOS RESIDUOS ADICIONALES DEPOSITADOS EN ELLOS POR LA EMPRESA EN AQUELLAS AREAS QUE SEAN PERMITIDAS DE CONFORMIDAD CON LA CLAUSULA QUINTA.

C) REMEDIACION DE LAS AREAS AFECTADAS POR LAS EMISIONES GASEOSAS Y DE MATERIAL PARTICULADO DE LAS OPERACIONES DE LA FUNDICION Y DE LA REFINERIA QUE SE HAYAN EMITIDO HASTA LA FECHA DE LA SUSCRIPCION DEL PRESENTE CONTRATO Y DE EMISIONES ADICIONALES DURANTE EL PERIODO PREVISTO POR LA LEY PARA EL PAMA DE METALOROYA, SALVO AQUELLAS AREAS DE RESPONSABILIDAD DE LA EMPRESA AL AMPARO DE LA CLAUSULA QUINTA.

D) EL ABANDONO TECNICO DE LOS DEPOSITOS DE FERRITAS DE ZINC Y LAS OBLIGACIONES RELACIONADAS CON LOS MISMOS, SI LA EMPRESA LOS DEVUELVE A CENTROMIN DENTRO DEL PLAZO DE TRES (3) ANOS A PARTIR DE LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO Y PAGA LA SUMA ESTABLECIDA EN EL NUMERAL 5.6.

E) REMEDIACION Y ABANDONO TECNICO DE CUALQUIER DEPOSITO DE

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

RESIDUOS GENERADOS POR CENTROMIN O SUS PREDECESORES ANTES DE LA FECHA DE LA TRANSFERENCIA DEL COMPLEJO METALURGICO LA GROYA, NO IDENTIFICADO O CUYA EXISTENCIA NO SE HAYA DECLARADO ANTES DE LA FECHA DE LA TRANSFERENCIA.

6.2 DURANTE EL PERIODO APROBADO PARA LA EJECUCION DEL PAMA DE METALOROYA, CENTROMIN ASUMIRA LA RESPONSABILIDAD POR CUALESQUIER DANOS, PERJUICIOS Y RECLAMOS DE TERCEROS ATRIBUIBLES A LAS ACTIVIDADES DE LA EMPRESA, CENTROMIN Y/O SUS PREDECESORES, EXCEPTO POR LOS DANOS, PERJUICIOS Y RECLAMOS DE TERCEROS QUE SEAN DE RESPONSABILIDAD DE LA EMPRESA DE CONFORMIDAD CON EL NUMERAL 5.3.

6.3 DESPUES DEL VENCIMIENTO DEL PLAZO LEGAL DEL PAMA DE METALOROYA, CENTROMIN ASUMIRA LA RESPONSABILIDAD POR CUALESQUIER DANOS Y RECLAMOS DE TERCEROS ATRIBUIBLES A LAS ACTIVIDADES DE CENTROMIN Y/O SUS PREDECESORES EXCEPTO POR LOS DANOS, PERJUCIOS Y RECLAMOS DE TERCEROS QUE SEAN LA RESPONSABILIDAD DE LA EMPRESA DE CONFORMIDAD EN EL NUMERAL 5.4.

EN EL CASO QUE LOS DANOS Y PERJUICIOS SEAN ATRIBUIBLES A CENTROMIN Y LA EMPRESA SERA DE APLICACION LO ESTABLECIDO EN EL NUMERAL 5.4.C)

6.4 LA EMPRESA SE RESERVA EL DERECHO DE REALIZAR LAS

INSPECCIONES QUE FUERAN NECESARIAS PARA VERIFICAR LA EJECUCION DEL PAMA DE CENTROMIN.

CENTROMIN PROPORCIONARA PERIODICAMENTE A LA EMPRESA COPIAS DE LOS INFORMES DE MONITOREO, ESTUDIOS E INFORMES DE CUMPLIMIENTO DEL PAMA DE CENTROMIN PRESENTADOS ANTE LA AUTORIDAD COMPETENTE.

6.5 CENTROMIN PROTEGERA Y MANTENDRA INDEMNE A LA EMPRESA CONTRA RECLAMOS DE TERCEROS Y LA INDEMNIZARA POR CUALQUIER DANO, RESPONSABILIDAD U OBLIGACION QUE PUEDE SOBREVENIR POR LOS CUALES HA ASUMIDO RESPONSABILIDAD Y OBLIGACION.

CLAUSULA SEPTIMA

DECLARACIONES Y GARANTIAS DE EL

INVERSIONISTA

7.1 EL INVERSIONISTA DECLARA HABER REALIZADO SU PROPIA INVESTIGACION, EXAMEN, INFORMACION Y EVALUACION DURANTE EL PROCESO DE "DUE DILIGENCE", DIRECTAMENTE O A TRAVES DE TERCEROS, EN BASE A LA INFORMACION ACCESIBLE, DISPONIBLE Y PROPORCIONADA POR CENTROMIN.

DE ACUERDO A LO QUE CONOCE EL INVERSIONISTA, LA INFORMACION RELATIVA A LA EMPRESA HA SIDO PROPORCIONADA A TRAVES DEL "INFORMATION MEMORANDUM", LA DOCUMENTACION QUE HA SIDO INCLUIDA EN EL "DATA ROOM" Y LA SOLICITADA POR EL INVERSIONISTA, DIRECTAMENTE O A TRAVES DE TERCEROS

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

AUTORIZADOS PARA ELLO. DE ACUERDO A LO QUE CONOCE EL INVERSIONISTA, LA INFORMACION RESPECTO A LA EMPRESA HA ESTADO A TOTAL DISPOSICION DE EL INVERSIONISTA DURANTE EL DESARROLLO DEL PROCESO DE "DUE DILEGENCE". DENTRO DE ESTE CONTEXTO, EL INVERSIONISTA ASUME LA RESPONSABILIDAD DE LA DEBIDA DILIGENCIA SOBRE LA BASE DE LA INFORMACION ACCESIBLE Y PROPORCIONADA POR CENTROMIN. EN CONSECUENCIA, EL INVERSIONISTA NO PODRA RECLAMAR RESPONSABILIDAD ALGUNA A LA COPRI, A SUS MIEMBROS, AL CEPRI-CENTROMIN, A SUS MIEMBROS O A SUS ASESORES, A CENTROMIN, NI AL ESTADO PERUANO, POR LA INFORMACION QUE EL INVERSIONISTA NO HAYA REVISADO CON RESPECTO A LA EMPRESA O EL COMPLEJO METALURGICO LA OROYA Y QUE HA SIDO SUMINISTRADA A EL INVERSIONISTA DENTRO DEL PROCESO DE "DUE DILIGENCE".

LO SENALADO EN EL PARRAFO ANTERIOR ES SIN PERJUICIO DE LAS DECLARACIONES Y GARANTIAS DE CENTROMIN MENCIONADAS EN LA CLAUSULA OCTAVA.

7.2. EL. INVERSIONISTA RECONOCE QUE LA ADJUDICACION DE LA BUENA PRO HA SUPUESTO CUMPLIR CON LOS REQUISITOS DE PRECALIFICACION ESTABLECIDOS POR EL
CEPRI-CENTROMIN. EN TAL SENTIDO, SE OBLIGA A MANTENER HASTA EL CUMPLIMIENTO DEL COMPROMISO DE INVERSION, LA TITULARIDAD DE UN NUMERO DE

ACCIONES QUE REPRESENTE NO MENOS DEL 25% DEL CAPITAL PAGADO. EL INVERSIONISTA HABRA CUMPLIDO TAMBIEN CON AQUELLA OBLIGACION SI POR LO MENOS EL 25% DE LA EMPRESA O DE CUALQUIER EMPRESA SUCESORA QUE SEA DE PROPIEDAD, DIRECTA O INDIRECTA, DE CUALQUIER MIEMBRO DEL CONSORCIO O CUALQUIER MIEMBRO SUBSIDIARIO DEL GRUPO DE COMPANIAS EN QUE ELLOS SEAN PROPIETARIOS DIRECTA O INDIRECTAMENTE.

EL REQUERIMIENTO DE SER DUENO DEL 25% NO IMPIDE QUE SE DEN EN PRENDA TODAS LAS ACCIONES DE LA EMPRESA A BANCOS U OTRAS ENTIDADES QUE PROPORCIONEN PRESTAMOS A LA EMPRESA.

7.3. CENTROMIN ACUERDA QUE HA OTORGADO Y EL INVERSIONISTA HABER RECIBIDO DE CENTROMIN A LA FIRMA DEL PRESENTE CONTRATO LOS SIGUIENTES DOCUMENTOS:

A) UN EJEMPLAR DEL ACTA DE JUNTA GENERAL DE ACCIONISTAS DE CENTROMIN DE FECHA 30 DE MAYO DE 1996 EN VIRTUD DE LA CUAL SE FACULTA AL DIRECTORIO DE CENTROMIN A REALIZAR LA TRANSFERENCIA DE ACTIVOS Y PASIVOS A LA EMPRESA. UN EJEMPLAR DEL ACTA DE DIRECTORIO DE CENTROMIN, LEGALIZADA NOTORIALMENTE, EN EL CUAL SE ACUERDA Y SE COMPROMETE A (I) APORTAR TODOS LOS ACTIVOS RELACIONADOS CON EL COMPLEJO METALURGICO LA OROYA, QUE SERAN TRANSFERIDOS MEDIANTE UN ACTA DE ENTREGA, RECEPCION Y VALORIZACION DE BIENES (II)

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                        PLAZA 27 DE NOVIEMBRE NUMERO 250
                            (AV. CENTRAL)-SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                        e-mail: ancoro@amauta.rcp.net.pe


TRANSFERIR EL PASIVO CORRIENTE EN LOS MONTOS REGISTRADOS EN LOS LIBROS CONTABLES DE LA EMPRESA SIN CAMBIOS EN LOS PASIVOS NO CORRIENTES QUE CONSTAN EN EL BALANCE PROYECTADO DE LA EMPRESA, HABIENDO SIDO HECHAS TODAS ESTAS TRANSFERENCIAS EN O PREVIAMENTE A LA FECHA DE LA SUSCRIPCION DEL PRESENTE CONTRATO.

B) UN EJEMPLAR DEL ACTA DE LA JUNTA GENERAL DE ACCIONISTAS DE LA EMPRESA EN QUE ACUERDAN AUMENTAR EL CAPITAL SOCIAL A S/. 160,614,467 (CIENTO SESENTA MILLONES SEICIENTOS CATORCE MIL CUATROCIENTOS SESENTISIETE NUEVOS SOLES), COMO RESULTADO DEL APORTE DE ACTIVOS ARRIBA MENCIONADO HECHO POR CENTROMIN Y DE LA MINUTA DE AUMENTO DE CAPITAL, DEBIDAMENTE FIRMADO POR EL REPRESENTANTE LEGAL DE LA EMPRESA.

C) UNA COPIA LEGALIZADA NOTARIALMENTE DE LA SESION DE DIRECTORIO DE LA EMPRESA EN LA CUAL SE HA APROBADO LA VALORIZACION DE LOS APORTES EFECTUADOS POR CENTROMIN, CONFORME A LO DISPUESTO EN EL ARTICULO 98o. DEL TEXTO UNICO ORDENADO DE LA LEY GENERAL DE SOCIEDADES, APROBADO POR DECRETO SUPREMO NO.
003-85-JUS.

D) UN TESTIMONIO DE LA ESCRITURA PUBLICA DE CONSTITUCION SOCIAL DE LA EMPRESA.

E) LOS CERTIFICADOS REPRESENTATIVOS DE LAS ACCIONES DE LA

EMPRESA QUE HAN SIDO LEGALMENTE TRANSFERIDOS POR CENTROMIN A EL INVERSIONISTA PARA LOS EFECTO DE QUE ESTA ANULE Y PUEDA EMITIR OPORTUNAMENTE LOS TITULOS A NOMBRE DE EL INVERSIONISTA.

F) UN ACTA DE ENTREGA Y RECEPCION DE BIENES QUE CONSTITUYEN LOS ACTIVOS Y EXISTENCIAS DE LA EMPRESA.

G) UN EJEMPLAR DEL ACTA DE SESION DEL DIRECTORIO DE CENTROMIN, LEGALIZADA NOTARIALMENTE, EN LA CUAL SE AUTORIZA LA VENTA AL INVERSIONISTA DE TODAS LAS ACCIONES DE LA EMPRESA MENOS LAS ACCIONES DE LOS TRABAJADORES TRANSFERIDAS AL AMPARO DE LA CLAUSULA PRIMERA DEL PRESENTE CONTRATO.

H) UN EJEMPLAR DEL ACTA DE LA JUNTA GENERAL DE ACCIONISTAS DE LA EMPRESA, LEGALIZADA NOTARIALMENTE, EN LA CUAL SE ACUERDA EL AUMENTO DEL CAPITAL SOCIAL DE LA EMPRESA DESCRITO EN LA CLAUSULA TERCERA DEL PRESENTE CONTRATO.

CLAUSULA OCTAVA

DECLARACIONES Y GARANTIAS DE

CENTROMIN Y DE LA EMPRESA

8.1 CENTROMIN DECLARA Y GARANTIZA QUE ES EL UNICO Y EXCLUSIVE PROPIETARIO DE LAS ACCIONES QUE SON MATERIA DEL PRESENTE CONTRATO, QUE LAS ACCIONES Y TODOS LOS ACTIVOS DE LA EMPRESA, TODOS LOS CUALES HAN SIDO TRANSFERIDOS A LA EMPRESA POR CENTROMIN ESTAN LIBRES DE TODO GRAVAMEN, PRENDA,

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                        PLAZA 27 DE NOVIEMBRE NUMERO 250
                            (AV. CENTRAL)-SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                        e-mail: ancoro@amauta.rcp.net.pe


IMPUESTOS, RECLAMACIONES, OPCIONES O RESTRICCIONES Y DECLARA QUE NINGUNA OTRA PERSONA POSEE NINGUN DERECHO REAL O EXPECTATICIO SOBRE ELLOS. DICHOS ACTIVOS CONSTITUYEN TODOS LOS ACTIVOS QUE CENTROMIN POSEE A LA FECHA DE SUSCRIPCION DEL CONTRATO DEL COMPLEJO METALURGICO LA OROYA Y SE MENCIONAN EN EL NUMERAL 7.3(A) QUE ANTECEDE.

CENTROMIN ASEVERA Y GARANTIZA QUE TODOS LOS ACTIVOS QUE SE NECESITAN PARA LA OPERACION DE LAS ACTIVIDADES HAN SIDO TRANSFERIDOS A LA EMPRESA, SALVO CAJA, CUENTAS POR COBRAR, Y PRODUCTOS TERMINADOS.

8.2 CENTROMIN HA ENTREGADO A EL INVERSIONISTA EL BALANCE DE LA EMPRESA PROYECTADO AL 30 DE JUNIO DE 1997 (LO CUAL SE DENOMINARA DE AQUI EN ADELANTE EL BALANCE PROYECTADO). DICHO BALANCE PROYECTADO SE HA ELABORADO DE ACUERDO CON LOS PRINCIPIOS CONTABLES PERUANOS GENERALMENTE ACEPTADOS.

8.3 CENTROMIN DECLARA IGUALMENTE QUE NO CONOCE DE LA EXISTENCIA DE PASIVOS, NI DE CUALESQUIER CONTINGENCIAS DERIVADAS DE RESPONSABILIDADES TRIBUTARIAS, LABORALES O LEGALES O DE CUALQUIER OTRA NATURALEZA DISTINTOS A LOS REGISTRADOS EN LOS LIBROS DE LA EMPRESA QUE ESTAN REFLEJADOS EN EL BALANCE PROYECTADO AL 30 DE JUNIO DE 1997, ASI COMO EL AJUSTADO POR EL BALANCE DE VERIFICACION. EN CASO LA EMPRESA

DESCUBRA: YA SEAN PASIVOS O CONTINGENCIAS NO REGISTRADOS DERIVADOS DE EVENTOS PREVIOS A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, ELLOS SERAN ASUMIDOS POR CENTROMIN EN LA MEDIDA QUE SE HAYAN ORIGINADO EFECTIVAMENTE PREVIAMENTE A LA FECHA DEL PRESENTE CONTRATO Y QUE LAS RECLAMACIONES SURJAN DENTRO DE DOS (2) ANOS DESPUES DE LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, SALVO EVENTUALIDADES TRIBUTARIAS QUE SE REGIRAN POR LO ESTIPULADO EN EL NUMERAL 8.15 DEL PRESENTE CONTRATO, LAS CUALES SERAN RESPONSABILIDAD DE CENTROMIN POR EL PERIODO INTEGRO EN EL CUAL DICHAS CONTINGENCIAS TRIBUTARIAS PUEDAN ALEGARSE DE ACUERDO CON LA LEY Y SALVO POR AQUELLAS RECLAMACIONES Y OBLIGACIONES QUE NO SEAN EXPRESAMENTE ASUMIDAS POR LA EMPRESA AL AMPARO DEL PRESENTE CONTRATO. QUEDA ENTENDIDO QUE AL AMPARO DE LA PRESENTE CLAUSULA, TODAS LAS RECLAMACIONES Y OBLIGACIONES QUE SURJAN DE ASUNTOS PREVIOS A LA FECHA DEL PRESENTE CONTRATO QUE SE RELACIONEN EN CUALQUIER FORMA CON EL COMPLEJO METALURGICO LA OROYA SEGUIRAN SIENDO RESPONSABILIDAD EXCLUSIVA DE CENTROMIN SALVO EN LO QUE SEAN ESPECIFICAMENTE ASIGNADOS A LA EMPRESA AL AMPARO DEL PRESENTE CONTRATO. DICHAS RECLAMACIONES Y OBLIGACIONES DE CENTROMIN INCLUYEN EXPRESAMENTE AQUELLAS QUE SURJAN DESPUES DE LA FECHA DE SUSCRIPCION DEL PRESENTE

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                        PLAZA 27 DE NOVIEMBRE NUMERO 250
                            (AV. CENTRAL)-SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                        e-mail: ancoro@amauta.rcp.net.pe


CONTRATO QUE SE RELACIONEN CON ASUNTOS PREVIOS A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO.

LOS REEMBOLSOS A QUE SE REFIERE EL PARRAFO ANTERIOR SE EFECTUARAN SOLO A PARTIR DE MONTOS INDIVIDUALES O ACUMULADOS, IGUALES O SUPERIORES A DOSCIENTOS CINCUENTA MIL DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA (US $ 250,000.00) Y SUJETO A QUE LA EMPRESA, DENTRO DEL PLAZO DE DIEZ (10) DIAS NATURALES DE CONOCIDA LA EXISTENCIA DE LA CONTINGENCIA, LO HAGA SABER A CENTROMIN. EN TODO CASO, LA EMPRESA DEBERA HACER DEFENSA ACTIVA DE LOS INTERESES DE CENTROMIN EL LOS POSIBLES RECLAMOS ADMINISTRATIVOS O JUDICIALES QUE PUDIERAN PRESENTARSE HASTA LA ASUNCION POR CENTROMIN, CONFORME AL NUMERAL 8.14 Y CENTROMIN REEMBOLSARA A LA EMPRESA POR LOS COSTOS DE DICHA DEFENSA CUANDO LE SEA SOLICITADO. CADA REEMBOLSO SERA PAGADO POR CENTROMIN A LA EMPRESA DENTRO DE LOS TREINTA (30) DIAS SIGUIENTES A LA FECHA EN QUE LE SEA REQUERIDO POR LA EMPRESA.

AL VENCIMIENTO DEL PLAZO DE DOS (2) ANOS, CENTROMIN REEMBOLSARA EL MONTO QUE QUEDE PENDIENTE A ESA FECHA, INCLUSO SI FUERA MENOR A DOSCIENTOS CINCUENTA MIL DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA (US $ 250,000.00).

DENTRO DE LOS 180 DIAS SIGUIENTES A LA SUSCRIPCION DEL

PRESENTE CONTRATO, SI LA EMPRESA RECIBIERA CUALQUIER SUMA DE DINERO QUE CORRESPONDA A CENTROMIN, LA EMPRESA REEMBOLSARA A CENTROMIN DENTRO DE LOS TREINTA (30) DIAS SIGUIENTES DEL REQUERIMIENTO DE PAGO POR CENTROMIN.

EN EL CASO DE LAS CUENTAS POR PAGAR, ORIGINADAS EN LAS PRACTICAS NORMALES, DE CONTRATOS DE COMPRA DE MATERIALES, NO ENTREGADAS A LA EMPRESA A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, ESTAS DEBERAN SER ASUMIDAS POR LA EMPRESA.

SI PARA LA ATENCION DE DICHAS ADQUISICIONES, CENTROMIN TUVIERA QUE EMITIR, CARTAS DE CREDITO EN MONTOS PREVIAMENTE ACORDADOS Y OTRAS SIMILARES, LA EMPRESA DEBERA HACER EL REEMBOLSO CORRESPONDIENTE A CENTROMIN.

8.4 EL ANEXO 8.4 CONTIENE LA INFORMACION COMPLETA SOBRE CONTRATOS DE TRABAJO Y CONVENIOS COLECTIVOS DE LOS TRABAJADORES (SE ENTIENDE QUE INCLUYE A LOS EMPLEADOS) DE LA EMPRESA, CON INDICACION DE SUS REMUNERACIONES, TIEMPO DE SERVICIOS Y DISTRIBUCION POR CATEGORIA, CENTROMIN ACUERDA QUE CUALESQUIER OBLIGACION LEGAL O CONVENCIONAL GENERADA POR EL VINCULO LABORAL CON LOS TRABAJADORES MENCIONADOS HASTA LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO SERA DE SU EXCLUSIVA RESPONSABILIDAD, INCLUYENDO REMUNERACIONES,

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                        PLAZA 27 DE NOVIEMBRE NUMERO 250
                            (AV. CENTRAL)-SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                        e-mail: ancoro@amauta.rcp.net.pe


BENEFICIOS, PENSIONES Y CONTRIBUCIONES SOCIALES. EN LOS TERMINOS SENALADOS EN EL BALANCE PROYECTADO.

CENTROMIN HA FIRMADO EL CONVENIO COLECTIVO CON LOS TRABAJADORES CON FECHA 20 DE SETIEMBRE DE 1997 Y HA TRANSFERIDO A LOS TRABAJADORES CUBIERTOS POR AQUEL CONVENIO A LA EMPRESA, ESTIPULANDOSE, SIN EMBARGO QUE, CENTROMIN SE RESPONSABILIZARA DE CUALESQUIER SUELDOS O BENEFICIOS (INCLUYENDO SIN LIMITACION CUALESQUIER BENEFICIOS SOCIALES) QUE SE ADEUDEN O DEVENGUEN PREVIAMENTE A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO (INCLUYENDO SIN LIMITACION CUALESQUIER SUELDOS O BENEFICIOS) QUE SE ADEUDEN, DEVENGUEN O QUE SEAN RETROACTIVOS A PARTIR DE 25 DE JULIO DE 1997 CON RESPECTO A CUALQUIER NUEVO CONVENIO CON LOS TRABAJADORES Y CUALESQUIERA QUE SEAN ADEUDADOS, DEVENGADOS O RETROACTIVOS A PARTIR DEL 1 DE MAYO DE 1997, PARA CUALESQUIERA PROFESIONALES O GERENTES Y LA PORCION DE CUALQUIER CESANTIA QUE DEVENGUE EN LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO. CENTROMIN INDEMNIZARA, DEFENDERA Y SALVAGUARDARA A LA EMPRESA DE LOS MISMOS.

LA EMPRESA Y EL INVERSIONISTA DECLARAN CONOCER QUE LAS REMUNERACIONES, BENEFICIOS Y CONDICIONES DE TRABAJO DE LOS TRABAJADORES QUE HAN SIDO TRANSFERIDOS SON LOS QUE CONSTAN

EN LOS CONVENIOS COLECTIVOS VIGENTES A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO.

EN EL CASO DE RECLAMOS O ACCIONES, ADMINISTRATIVAS O JUDICIALES, QUE SE PRESENTEN CONTRA LA EMPRESA POR REMUNERACIONES, BENEFICIOS U OTROS ASUNTOS DE CARACTER LABORAL DERIVADOS DE HECHOS ANTERIORES A LA SUSCRIPCION DEL PRESENTE CONTRATO, SE CONVIENE QUE LA EMPRESA INFORMARA A CENTROMIN DE LAS INDICADAS ACCIONES DENTRO DE UN PLAZO RAZONABLE DESDE LA NOTIFICACION QUE PERMITA A CENTROMIN EJERCER SU DEFENSA, SIN PERJUICIO DE INICIAR LAS ACCIONES INMEDIATAS QUE SEAN REQUERIDAS PARA LA DEFENSA.

SERAN DE RESPONSABILIDAD DE CENTROMIN LA DEFENSA DE LAS INDICADAS ACCIONES Y ASUMIR EL PAGO DE LAS OBLIGACIONES ECONOMICAS QUE RESULTEN DE LAS MISMAS. ASIMISMO SE COMPROMETE A INFORMAR PERIODICAMENTE A LA EMPRESA SOBRE LAS INDICADAS ACCIONES.

8.5 EL ANEXO 8.5 CONTIENE UNA LISTA COMPLETA DE TODAS LOS TERRENOS SUPERFICIALES, CONCESIONES Y DERECHOS MINEROS Y LICENCIAS DE USO DE AGUA RELATIVOS AL COMPLEJO METALURGICO LA OROYA, TODOS LOS TITULOS DE LOS BIENES INMUEBLES, CONCESIONES Y DERECHOS MINEROS Y LICENCIAS DE USO DE AGUAS: (I) HAN SIDO DEBIDAMENTE TRANSFERIDOS Y REGISTRADOS

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                        PLAZA 27 DE NOVIEMBRE NUMERO 250
                            (AV. CENTRAL)-SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                        e-mail: ancoro@amauta.rcp.net.pe


CENTROMIN A LA EMPRESA; (II) SE ENCUENTRAN LIBRES DE DEFECTOS, VALIDOS, EN CORRECTA SITUACION LEGAL Y DESPLIEGAN TODOS SUS EFECTOS, Y (III) ESTAN LIBRES DE CUALQUIER CARGA, GRAVAMEN, EMBARGO, HIPOTECA, USUFRUCTO, Y SERVIDUMBRES, EN ADELANTE GRAVAMENES, EXCEPTO POR LAS SERVIDUMBRES CORRESPONDIENTES AL SISTEMA ELECTRICO DE CENTROMIN.

LA EMPRESA ES PROPIETARIA DE TODOS LOS BIENES MUEBLES QUE SE REFLEJAN EN EL BALANCE PROYECTADO, LOS CUALES SE ENCUENTRAN LIBRES DE CARGAS, GRAVAMENES, GARANTIAS O CUALQUIER OTRA RESTRICCION.

SI LOS TITULOS NO HAN SIDO OBTENIDOS POR CENTROMIN Y TRANSFERIDOS A LA EMPRESA O TODOS LOS GRAVAMENES NO HAN SIDO LEVANTADOS PREVIAMENTE A LA SUSCRIPCION DEL PRESENTE CONTRATO, CENTROMIN SE COMPROMETE A CONCLUIR LOS TRAMITES QUE SEAN NECESARIOS DENTRO DE UN PLAZO NO MAYOR A SESENTA (60) DIAS CONTADOS A PARTIR DEL REQUERIMIENTO DE LA EMPRESA. VENCIDO DICHO PLAZO SIN HABER CUMPLIDO CON OBTENER LOS TITULOS Y TRANSFERIRLOS A LA EMPRESA O SIN HABER LEVANTADO LOS GRAVAMENES, CENTROMIN OTORGARA UN PODER IRREVOCABLE PARA DICHO FIN. CENTROMIN REEMBOLSARA LOS COSTOS A LA EMPRESA DENTRO DE LOS RANGOS DE PRECIOS RAZONABLES DEL MERCADO LOCAL PARA DICHO TIPO DE SERVICIO.

8.6 EL ANEXO 8.6, CONTIENE UNA LISTA COMPLETA DE TODOS LOS ACTIVOS FIJOS RELATIVOS AL COMPLEJO METALURGICO LA OROYA. TODOS LOS TITULOS, TODOS LOS DERECHOS DE PROPIEDAD Y DERECHOS DE USO DE LOS ACTIVOS FIJOS LISTADOS EN EL INDICADO ANEXO (I) HAN SIDO DEBIDAMENTE TRANSFERIDOS POR CENTROMIN A LA EMPRESA,
(II) SE ENCUENTRAN LIBRES DE DEFECTOS, VALIDOS, EN CORRECTA SITUACION LEGAL Y DESPLIEGAN TODOS SUS EFECTOS Y (III) ESTAN LIBRES DE GRAVAMENES, U OTROS DERECHOS O RECLAMOS DE CUALQUIER TERCERO. SI LOS TITULOS Y OTROS DERECHOS DE PROPIEDAD Y DE USO NO HUBIESEN SIDO OBTENIDOS PREVIAMENTE A LA SUSCRIPCION DEL PRESENTE CONTRATO, CENTROMIN SE COMPROMETE A CONCLUIR LOS TRAMITES QUE SEAN NECESARIOS DENTRO DE UN PLAZO NO MAYOR A SESENTA (60) DIAS CONTADOS A PARTIR DEL REQUERIMIENTO DE LA EMPRESA. VENCIDO DICHO PLAZO SIN HABER CUMPLIDO CON OBTENER LOS TITULOS Y TRANSFERIRLOS A LA EMPRESA O SIN HABER LEVANTADO LOS GRAVAMENES, CENTROMIN OTORGA UN PODER IRREVOCABLE PARA DICHO FIN. CENTROMIN REEMBOLSARA LOS COSTOS A LA EMPRESA, LOS CUALES SERAN PAGADOS DENTRO DE LOS TREINTA (30) DIAS SIGUIENTES DEL REQUERIMIENTO POR LA EMPRESA DENTRO DE LOS RANGOS DE PRECIOS RAZONABLES DEL MERCADO LOCAL PARA DICHO TIPO DE SERVICIO.

                             ANIBAL CORVETTO ROMERO
                                NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

OPERACIONES DEL COMPLEJO METALURGICO LA OROYA, HABIENDOLO OPERADO UNICAMENTE EN EL TRANSCURSO NORMAL DEL NEGOCIO, SIN HABER EFECTUADO CAMBIOS PERJUDICIALES EN LOS METODOS DE OPERACION O LAS PRACTICAS DE REEMPLAZO DE EQUIPO, NI MANTENIMIENTO Y QUE A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO HAY SUFICIENTE INVENTARIO EN PRODUCTOS EN PROCESO Y DE MATERIALES Y REPUESTOS PARA LA OPERACION NORMAL DEL COMPLEJO METALURGICO LA OROYA A NIVELES DE EFICIENCIA NO MENORES QUE LOS OBTENIDOS DURANTE 1996.

CENTROMIN ASEVERA Y GARANTIZA QUE LOS CAMBIOS HABIDOS DESDE EL 11 DE ABRIL DE 1997 DE ACTIVOS O PASIVOS DEL COMPLEJO METALURGICO LA OROYA SON PROPIOS DE LA MARCHA NORMAL DEL NEGOCIO.

8.18 SI LUEGO DE HABERSE CUMPLIDO CON EL ACTA DE ENTREGA, RECEPCION Y VALORIZACION, SE ENCONTRARA ACTIVOS QUE DEBIERON SER TRANSFERIDOS Y NO LO FUERON; ESTOS DEBERAN SER TRANSFERIDOS POR CENTROMIN A LA EMPRESA, AL SOLO REQUERIMIENTO DE UNA DE CENTROMIN Y LA EMPRESA. EN CASO DE EXISTIR DESACUERDOS EN LA TRANSFERENCIA DE ESTOS ACTIVOS DICHAS PARTES DEBERAN ACUDIR A UNA DIRIMENCIA EFECTUADA POR UN PERITO. A SER NOMINADO DE COMUN ACUERDO Y REAL IZADA POR UNA FIRMA ACREDITADA RE AUDITORIA. SI CENTROMIN Y LA EMPRESA

NO LOGRASEN PONERSE DE ACUERDO EN LA NOMINACION DEL PERITO, SERA SELECCIONADA POR LA EMPRESA ENTRE LAS FIRMAS AUDITORAS SENALADAS EN EL NUMERAL 4.2. SI EL VALOR DE LOS ACTIVOS EXCEDIERA LOS US$50,000, DICHAS PARTES DEBERAN REGIRSE POR LO DISPUESTO EN LA CLAUSULA DECIMO SEGUNDA.

8.19 CENTROMIN OTORGA A EL INVERSIONISTA UN DERECHO DE PREFERENCIA EN LA ADQUISICION DE HASTA EL 30% DE LAS ACCIONES O DE LA EMPRESA MINERA PARAGSHA S.A. O DE LA EMPRESA DE ELECTRICIDAD DE LOS ANDES S.A.

EL INVERSIONISTA DEBERA MANIFESTAR SU INTERES EN MANTENER UNA U OTRA OPCION, A MAS TARDAR EN LA FECHA LIMITE PARA PRESENTAR CONSULTAS EN EL CONCURSO PARA LA VENTA DE LAS ACCIONES DE LA EMPRESA QUE CORRESPONDA SU INTERES Y, LUEGO CONFIRMAR SU INTENCION DE EJERCER LA OPCION DENTRO DE LOS 10 DIAS NATURALES INMEDIATAMENTE SIGUIENTES A LA FECHA DE LOS RESPECTIVOS OTORGAMIENTOS DE LA BUENA PRO.

8.20. DESPUES DE LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, CENTROMIN EJECUTARA Y ENTREGARA TODOS LOS INSTRUMENTOS DE TRANSFERENCIA, CESION Y ENTREGA Y REALIZARA LAS ACCIONES QUE LA EMPRESA PUEDA REQUERIR PARA EFECTIVIZAR LA TRANSFERENCIA, CESION, Y LA ENTREGA A LA EMPRESA Y COLOCAR A LA EMPRESA EN POSESION Y CONTROL DE TONOS LOS

                             ANIBAL CORVETTO ROMERO
                                NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

ACTIVOS.

CLAUSULA NOVENA

AJUSTE DE BALANCE 9.1 DENTRO DE LOS NOVENTA (90) DIAS SIGUIENTES A LA SUSCRIPCION DEL PRESENTE CONTRATO, SE PREPARARA UN BALANCE QUE MUESTRE LA SITUACION DE LA EMPRESA A LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO, (EN ADELANTE EL BALANCE DE VERIFICACION), EN LA PREPARACION DE ESTE BALANCE SE DEBERA UTILIZAR LOS MISMOS CRITERIOS, PRINCIPIOS Y CONSIDERACIONES ASUMIDOS EN LA ELABORACION DE EL BALANCE PROYECTADO.

DICHO BALANCE DE VERIFICACION SE ELABORARA DE ACUERDO CON LOS PRINCIPIOS CONTABLES PERUANOS GENERALMENTE ACEPTADOS APLICADOS SOBRE UNA BASE CONSISTENTE Y DE ACUERDO CON LAS MISMAS PRACTICAS USADAS PARA LA ELABORACION BE EL BALANCE PROYECTADO.

9.2 EL BALANCE DE VERIFICACION SERA PREPARADO POR LA EMPRESA E INFORMA POR UNA FIRMA DE AUDITORES INDEPENDIENTES DE PRESTIGIO INTERNACIONAL, ELEGIDA POR CENTROMIN ENTRE UN MINIMO DE TRES FIRMAS PROPUESTAS POR EL INVERSIONISTA.

LOS HONORARIOS DE LOS AUDITORES SERAN ASUMIDOS POR CENTROMIN.

9.3 EL BALANCE PROYECTADO SERA COMPARADO CON EL BALANCE DE

VERIFICACION, SI LA DIFERENCIA ENTRE LOS ACTIVOS CORRIENTES NETOS Y LOS PASIVOS CORRIENTES PRESENTADOS EN EL BALANCE PROYECTADO, EXCEDIERA EN MAS DEL 5% A LA DIFERENCIA ENTRE LOS ACTIVOS CORRIENTES NETOS Y LOS PASIVOS CORRIENTES PRESENTADOS EN EL BALANCE DE VERIFICACION, CENTROMIN PAGARA A LA EMPRESA UN MONTO EQUIVALENTE AL EXCESO POR ENCIMA DE DICHO 5%.

SI, POR EL CONTRARIO, LA DIFERENCIA ENTRE LOS ACTIVOS CORRIENTES NETOS Y LOS PASIVOS CORRIENTES PRESENTADOS EN EL BALANCE DE VERIFICACION EXCEDIERA, EN MAS DEL 5% DE ESTA MISMA DIFERENCIA, A LA DIFERENCIA ENTRE LOS ACTIVOS CORRIENTES NETOS Y LOS PASIVOS CORRIENTES PRESENTADOS EN EL BALANCE PROYECTADO, LA EMPRESA PAGARA A CENTROMIN EL MONTO EQUIVALENTE AL EXCESO SOBRE ESTE 5%.

9.4 LA DIFERENCIA A SER REINTEGRADA POR CENTROMIN A LA EMPRESA, O VICEVERSA, ESTA REFERIDA EXCLUSIVAMENTE A LA DIFERENCIA ENTRE ACTIVOS Y PASIVOS CORRIENTES Y NO DARA CONSIDERACION DE NINGUNA NATURALEZA A ACTIVOS FIJOS, ACTIVOS INTANGIBLES, OTROS ACTIVOS U OTROS PASIVO, LOS QUE SERAN ASUMIDOS EN LO QUE SE INDIQUE EN EL BALANCE DE VERIFICACION Y EN LA CONDICION Y SITUACION FISICA EN QUE ESTOS SE ENCUENTREN, Y QUE TALES EQUIPOS Y FACILIDADES ESTAN

                             ANIBAL CORVETTO ROMERO
                                NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

FUNCIONANDO DE LA MISMA MANERA COMO LO ESTABAN EL 11 DE ABRIL DE 1997.

LOS CRITERIOS DE VALUACION DE LOS ACTIVOS Y PASIVOS CORRIENTES CON QUE SE EFECTUO EL BALANCE PROYECTADO SE USARAN DE IGUAL MODO AL PREPARAR EL BALANCE DE VERIFICACION. CENTROMIN HABRA SUMINISTRADO PREVIAMENTE A EL INVERSIONISTA LAS PRACTICAS Y NORMAS EN BASE A LAS CUALES SE ELABORO EL BALANCE PROYECTADO.

9.5 LA DIFERENCIA SERA PAGADA POR LA PARTE QUE SE HUBIESE BENEFICIADO, DENTRO DE LOS TREINTA (30) DIAS POSTERIORES A LA PRESENTACION DE EL BALANCE DE VERIFICACION, CON LA INCLUSION DEL INTERESES A LA TASA LIBOR ACTIVA A TRES MESES PUBLICADO POR REUTER Y APLICABLE A PARTIR DE LA FECHA DE SUSCRIPCION DEL PRESENTE CONTRATO.

EL PAGO SE EFECTUARA EN DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA.

9.6 EN GARANTIA DE LA POSIBLE RESTITUCION QUE PUDIERA ORIGINARSE A FAVOR DE LA EMPRESA, EL 5% DE LA SUMA DE LOS ACTIVOS CORRIENTES MAS LOS PASIVOS CORRIENTES DE EL BALANCE PROYECTADO, SE MANTENDRA EN RESERVA EN UNA CUENTA DE AHORRO CONJUNTA QUE EL BANCO SANTANDER ABRIRA A NOMBRE DE CENTROMIN Y LA EMPRESA, HASTA LA DEFINICION PREVISTA EN EL NUMERAL

9.3.

9.7 EN GARANTIA DE LA POSIBLE RESTITUCION QUE PUDIERA ORIGINARSE A FAVOR DE CENTROMIN, EL INVERSIONISTA ENTREGARA UNA CARTA FIANZA BANCARIA EMITIDA POR UN BANCO LOCAL CON CARACTER IRREVOCABLE, INCONDICIONADA, SIN BENEFICIO DE EXCUSION, SOLIDARIA 0 UNA CARTA DE CREDITO BAJO LA FORMA DE "STAND BY LETTER OF CREDIT", EMITIDA POR CUALQUIERA DE LOS BANCOS MENCIONADOS EN LA CIRCULAR NO. 018-97-EF/9O DEL BANCO CENTRAL DE RESERVA, CON CARACTER IRREVOCABLE, AVISADA Y CONFIRMADA POR UN BANCO LOCAL. AMBAS DE REALIZACION AUTOMATICA, VALIDAS POR UN PERIODO NO MENOR A CIENTO CINCUENTA (150) DIAS CONTADOS A PARTIR DE LA SUSCRIPCION DEL PRESENTE CONTRATO, EMITIDA A FAVOR DE CENTROMIN, POR UN MONTO EQUIVALENTE AL 5% DE LA SUMA DE LOS ACTIVOS CORRIENTES MAS LOS PASIVOS CORRIENTES DE EL BALANCE PROYECTADO.

EL INFORME QUE EMITIRA LA EMPRESA DE AUDITORES RESPECTO A LA COMPARACION DE EL BALANCE PROYECTADO Y EL BALANCE DE VERIFICACION SERA FINAL.

SI EN APLICACION DE LO SENALADO EN LOS NUMERALES 9.3 Y 9.4 HUBIERA UN PAGO A FAVOR DE CENTROMIN, LA EMPRESA CUMPLIRA CON EL MISMO SEGUN SENALA EN EL NUMERAL
9.5. EN CASO DE INCUMPLIMIENTO, CENTROMIN PROCEDERA A COBRAR LA SUMA QUE

                             ANIBAL CORVETTO ROMERO
                                NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

CORRESPONDA CONTRA LA FIANZA BANCARIA 0 LA CARTA DE CREDITO BAJO LA FORMA DE "STAND BY LETTER OF CREDIT", SENALADA EN EL NUMERAL 9.7, LA SUMA QUE CORRESPONDA CON SUS INTERESES, QUEDANDO DE LIBRE DISPOSICION EL SALDO, QUEDANDO, ASIMISMO, LIBERADO DEL DEPOSITO SENALADO EN EL NUMERAL 9.6, SIENDO DE LIBRE DISPONIBILIDAD LA SUMA RETENIDA.

SI EN APLICACION DE LO SENALADO EN LOS NUMERALES 9.3 Y 9.4 EXISTIESE UN PAGO A FAVOR DE LA EMPRESA, CENTROMIN CUMPLIRA CON EL MISMO SEGUN SE SENALA EN EL NUMERAL 9.5. EN CASO DE INCUMPLIMIENTO, LA EMPRESA PODRA COBRAR LA SUMA QUE CORRESPONDA CON SUS INTERESES AL BANCO SANTANDER CONTRA EL DEPOSITO SENALADO EN EL NUMERAL 9.6, QUEDANDO EL SALDO DE LIBRE DISPOSICION DE CENTROMIN Y QUEDANDO LIBERADA, ASIMISMO, LA FIANZA BANCARIA O LA CARTA DE CREDITO BAJO LA FORMA DE "STAND BY LETTER OF CREDIT" SENALADA EN EL NUMERAL 9.7.

CLAUSULA DECIMA

CESION DE DERECHOS Y/U OBLIGACIONES EL INVERSIONISTA Y LA EMPRESA OTORGAN SU APROBACION, POR ADELANTADO A LA SUBSTITUCION DE LA POSICION CONTRACTUAL DERIVADA DEL PRESENTE CONTRATO O LA CESION DE LOS DERECHOS Y/U OBLIGACIONES QUE PUDIERA ORIGINAR EN BASE A ELLA QUE CENTROMIN PUDIERA CUMPLIR Y CENTROMIN OTORGA LOS DERECHOS Y

APROBACIONES CORRESPONDIENTES A EL INVERSIONISTA Y A LA EMPRESA, SUJETO A LA LEY APLICABLE Y AL PRESENTE CONTRATO EN EL NUMERAL 7.2 QUE ANTECEDE.

LA SUBSTITUCION SERA COMUNICADA A EL INVERSIONISTA Y A LA EMPRESA EN EL CASO DE CENTROMIN Y A CENTROMIN EN EL CASO DE EL INVERSIONISTA Y LA EMPRESA MEDIANTE CARTA NOTARIAL. EL SUCESOR ASUMIRA LOS DERECHOS Y OBLIGACIONES QUE SE ORIGINEN EN BASE AL PRESENTE CONTRATO A PARTIR DE LA FECHA DE DICHA, COMUNICACION.

EN RAZON DEL DECRETO SUPREMO No 042-97-PCM APROBADO EL 19 DE SETIEMBRE DE 1997 Y DE ACUERDO CON EL DECRETO LEY NO. 25570 Y LA LEY NO. 26438 Y AL CONTRATO DE GARANTIA CORRESPONDIENTE CELEBRADO AL AMPARO DE AQUEL DECRETO, EL GOBIERNO DEL PERU ESTA OBLIGADO A GARANTIZAR TODAS LAS OBLIGACIONES DE CENTROMIN AL AMPARO DEL PRESENTE CONTRATO; DICHA GARANTIA SOBREVIVIRA LA TRANSFERENCIA DE CUALESQUIERA DE LOS DERECHOS Y OBLIGACIONES DE CENTROMIN Y CUALQUIER LIQUIDACION DE CENTROMIN.

CLAUSULA DECIMO PRIMERA

LEY APLICABLE EL PRESENTE CONTRATO SE REGIRA Y EJECUTARA DE ACUERDO A LAS LEYES DE LA REPUBLICA DEL PERU. LAS PARTES HAN ELABORADO, FIRMADO Y ACEPTADO TAMBIEN UNA TRADUCCION OFICIAL EN INGLES

                             ANIBAL CORVETTO ROMERO
                                NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                     FAX: 421-8778 TEL.: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

DEL PRESENTE CONTRATO PERO ENTIENDEN QUE LA VERSION EN CASTELLANO DEL PRESENTE CONTRATO ES LA VERSION LEGAL QUE PRIMA.

CLAUSULA DECIMO SEGUNDA

ARBITRAJE CUALQUIER LITIGIO, CONTROVERSIA, DESAVENENCIA, DIFERENCIA O RECLAMACION QUE SURJA ENTRE LAS PARTES RELATIVOS A LA INTERPRETACION, EJECUCION O VALIDEZ DERIVADO O RELACIONADO CON EL PRESENTE CONTRATO QUE NO PUEDA SER RESUELTO DE MUTUO ACUERDO ENTRE ELLAS, SERA SOMETIDO A ARBITRAJE DE DERECHO, DE CARACTER INTERNACIONAL AL AMPARO DE LAS REGLAS Y PROCEDIMIENTOS TAL COMO FUERON ESTABLECIDOS POR UNCITRAL. EL LUGAR DE DICHO ARBITRAJE SERA EN LONDRES, INGLATERRA O EN AQUELLA OTRA UBICACION QUE LAS PARTES PUEDAN ACORDAR. CADA PARTE TENDRA EL DERECHO DE CONVOCAR Y CONTRAINTERROGAR A TESTIGOS Y EMPRENDER EL DESCUBRIMIENTO.

LOS ARBITROS SERAN TRES (3), DE LOS CUALES CADA UNA DE LAS PARTES DESIGNARA A UNO Y LOS DOS ARBITROS ASI DESIGNADOS NOMBRARAN AL TERCERO, QUIEN PRESIDIRA EL TRIBUNAL ARBITRAL. SI UNA PARTE NO NOMBRA AL ARBITRO QUE LE CORRESPONDE DENTRO DE LOS QUINCE (15) DIAS NATURALES DE RECIBIDO EL REQUERIMIENTO ESCRITO DE LA PARTE QUE SOLICITA EL ARBITRAJE O SI DENTRO DE UN PLAZO IGUALMENTE DE QUINCE
(15) DIAS

NATURALES CONTADOS A PARTIR DEL NOMBRAMIENTO DEL SEGUNDO ARBITRO, LOS DOS ARBITROS NO CONSIGUEN PONERSE DE ACUERDO SOBRE LA DESIGNACION DEL TERCER ARBITRO, LA DESIGNACION DE CUALQUIERA DE DICHOS ARBITROS SERA HECHA, A PETICION DE CUALQUIERA DE LAS PARTES, POR EL INSTITUTO DE DERECHO DE MINERIA Y PETROLEO.

EN CASO QUE POR CUALQUIER CIRCUNSTANCIA DEBA DESIGNARSE UN ARBITRO SUSTITUTO, ESTE SERA DESIGNADO SIGUIENDO EL MISMO PROCEDIMIENTO SENALADO PRECEDENTEMENTE PARA LA DESIGNACION DEL ARBITRO QUE SE SUSTITUYE.

LAS PARTES RENUNCIAN A SU DERECHO A APELAR DE LA DECISION ARBITRAL, EXCEPTO EN EL CASO QUE DICHA DECISION SEA CONSECUENCIA DE FRAUDE, DEFECTO O EL NO SEGUIMIENTO DE LOS PROCEDIMIENTO REQUERIDOS U OTROS DEFECTOS DE ACUERDO A LOS ESTANDARES INTERNACIONALES.

CLAUSULA DECIMO TERCERA

DOMICILIO

13.1 PARA LOS EFECTOS DE LA EJECUCION DEL PRESENTE CONTRATO LAS PARTES ESTABLECEN COMO SUS DOMICILIOS EN EL PERU LOS SENALADOS EN EL ENCABEZADO DEL PRESENTE CONTRATO.

13.2 EL CAMBIO DE DOMICILIO DE ALGUNA DE LAS PARTES NO PUEDE OPONERSE A LA OTRA SI NO HA SIDO PUESTO EN SU CONOCIMIENTO MEDIANTE CARTA NOTARIAL.

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                      FAX 421-8778 TEL: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

13.3 PARA EFECTO DE ESTE CONTRATO SE ENTENDERA QUE LAS COMUNICACIONES, REQUERIMIENTOS O NOTIFICACIONES, QUE EN EL SE REFIEREN SE CONSIDERAN CONOCIDAS EN EL MOMENTO EN QUE LLEGAN AL DOMICILIO DEL DESTINATARIO.

CLAUSULA DECIMO CUARTA

GASTOS Y TRIBUTOS

14.1 LOS GASTOS QUE OCASIONE LA ELEVACION DE LA PRESENTE MINUTA A ESCRITURA PUBLICA SERAN DE CUENTA DE EL INVERSIONISTA.

14.2 CADA UNA DE LAS PARTES DEL PRESENTE CONTRATO ASUME LOS TRIBUTOS QUE LE CORRESPONDEN DE ACUERDO CON LA LEGISLACION VIGENTE. CADA PARTE PAGARA SUS PROPIOS HONORARIOS LEGALES, COSTOS Y GASTOS EN LA REALIZACION DEL "DUE DILIGENCE" Y EN LA NEGOCIACION Y EJECUCION DEL PRESENTE CONTRATO Y DE LAS TRANSFERENCIAS DE LOS ACTIVOS Y PASIVOS DE LA EMPRESA.

CLAUSULA DECIMO QUINTA

FUERZA MAYOR

NINGUNA DE LAS PARTES CONTRATANTES PODRA EXIGIR DE LA OTRA EL CUMPLIMIENTO DE LAS OBLIGACIONES CONTRATADAS EN EL PRESENTE CONTRATO, CUANDO EL CUMPLIMIENTO SEA DEMORADO, OBSTACULIZADO O IMPEDIDO POR CAUSALES SOBREVINIENTES NO IMPUTABLE A LA PARTE OBLIGADA Y ESTA OBLIGACION NO HAYA SIDO AL MOMENTO DE SUBSCRIPCION DEL PRESENTE CONTRATO TALES CAUSAS ESTAN CONSTITUIDAS, PERO NO EN FORMA

LIMITATIVA, POR LA FUERZA MAYOR 0 CASO FORTUITO COMO TERREMOTOS, INUNDACIONES, INCENDIOS, HUELGAS DECLARADAS LEGALES 0 ILEGALES, CONMOCION CIVIL, ALTERACIONES ECONOMICAS EXTRAORDINARIAS. FACTORES QUE AFECTEN LOS TRANSPORTES EN GENERAL, PROHIBICIONES GUBERNAMENTALES Y CATASTROFES EN GENERAL, DE CONFORMIDAD A LO ESTABLECIDO EN EL ARTICULO 1135 DEL CODIGO CIVIL. RUEDA EXPRESAMENTE ACORDADO, SIN EMBARGO, QUE EL HECHO QUE EL GOBIERNO DEL PERU NO SUMINISTRE FINANCIACION PARA LAS OBLIGACIONES DE CENTROMIN NO CONSTITUIRA UN CASO DE FUERZA MAYOR AL AMPARO DE LA PRESENTE CLAUSULA.

CLAUSULA DECIMO SEXTA

NOTIFICACION Y REMEDIO

SALVO DONDE HAYA UNA DISPOSICION ESPECIFICA PARA NOTIFICACION Y REMEDIO, DISPUESTA EN EL PRESENTE CONTRATO, NO SE DECLARARA A UNA PARTE QUE ESTA EN INCUMPLIMIENTO CON RELACION A CUALQUIERA DE SUS OBLIGACIONES DE ACUERDO AL PRESENTE CONTRATO SALVO QUE SE HAYA DADO UNA NOTIFICACION ESCRITA PREVIA DE DICHO INCUMPLIMIENTO A DICHA PARTE, LA CUAL ESPECIFICA EN DETALLE LA NATURALEZA DE DICHO INCUMPLIMIENTO (I) EN EL CASO DE CUALQUIER EXIGENCIA DEL PAGO DE DINERO, LA PARTE NO HA CUMPLIDO CON REMEDIAR DICHO INCUMPLIMIENTO DENTRO DE 30 DIAS; Y (II) EN EL CASO DE

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                      FAX 421-8778 TEL: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

CUALQUIER OTRO INCUMPLIMIENTO, LA PARTE NO COMPLETA LA REMEDIACION DENTRO DE 90 DIAS SALVO QUE (A) UN PERIODO MAS BREVE DE TIEMPO SEA EXIGIDO POR LA LEY APLICABLE, TAL COMO ES EL CASO DE LAS OBLIGACIONES ASIGNADAS A LAS PARTES BAJO EL PAMA 0 (B) SI LA NATURALEZA DEL ASUNTO ES TAL QUE NO PUEDA SER RAZONABLEMENTE REMEDIADO DENTRO DE DICHO PLAZO DE 90 DIAS, PERO LA PARTE COMENZARA DE INMEDIATO A REMEDIAR EL MISMO Y COMPLETARA LA REMIDIACION TAN PRONTO COMO SEA POSIBLE.

CLAUSULA DECIMO SEPTIMA

CONFIDENCIALIDAD

DESPUES DEL CIERRE Y EN LA MAXIMA MEDIDA QUE LO PERMITE LA LEY, CENTROMIN CONVIENE EN MANTENER Y EN EXIGIR QUE SUS OTRAS UNIDADES COMERCIALES MANTENGAN, LA CONFIDENCIALIDAD DE TODOS LOS DATOS, INFORMACION FINANCIERA, INFORMACION COMERCIAL, LISTAS DE CLIENTES, INFORMACION DE PROCESOS Y DE TECHNOLOGIA Y TODA LA DEMAS INFORMACION CON RELACION AL COMPLEJO METALURGICO LA OROYA Y DEL CONSORCIO Y DE EL INVERSIONISTA Y DE LA EMPRESA. DICHA OBLIGACION NO SE APLICARA
A:

(I) INFORMACION QUE CENTR0MIN PUEDA DEMOSTRAR QUE VA HA SIDO REVELADA AL PUBLICO EN GENERAL;

(II) INFORMACION QUE CENTROMIN REVELA A SUS ASESORES,

CONTADORES Y OTROS CONSEJEROS, LOS CUALES QUEDAN BAJO UNA OBLIGACION DE CONFIDENCIALIDAD;

(III) INFORMACION QUE ES NECESARIA PARA QUE CENTROMIN PUEDA PROTEGER SUS DERECHOS EN CUALQUIER ARBITRAJE AL AMPARO DEL PRESENTE CONTRATO.

(IV) INFORMACION QUE SE EXIGE SEA REVELADA POR ACCION DE LA LEY;

CLAUSULA DECIMO OCTAVA

INTERPRETACION DEL CONTRATO

18.1 EN LA INTERPRETACION DEL PRESENTE CONTRATO Y EN LO QUE NO ESTE EXPRESAMENTE NORMADO EN EL, LAS PARTES RECONOCERAN VALIDEZ SUPLETORIA A LOS SIGUIENTES
INSTRUMENTOS:

A) LAS RESPUESTAS A LAS CONSULTAS CON CARACTER OFICIAL, CIRCULADOS POR CEPRI-CENTROMIN ENTRE LOS PRE-CALIFICADOS; Y

B) LAS BASES DEL CONCURSO PUBLICO INTERNACIONAL NO. PRI-16-97 PARA LA PROMOCION DE LA INVERSION PRIVADA EN LA EMPRESA.

C) SI EXISTIERA UNA DISCONFORMIDAD ENTRE LAS BASES Y EL CONTRATO PREVALECERA ESTE ULTIMO.

18.2 LOS TITULOS DE LAS CLAUSULAS USADOS EN ESTE CONTRATO SON ILUSTRATIVOS Y PARA REFERENCIA Y NO TENDRAN NINGUN EFECTO EN LA INTERPRETACION DEL PRESENTE CONTRATO.

18.3 TODAS LAS REFERENCIAS EN EL CONTRATO A UNA CLAUSULA 0 NUMERAL, HACEN REFERENCIA A LA CLAUSULA 0 NUMERAL.

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                      FAX 421-8778 TEL: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

CORRESPONDIENTE A ESTE CONTRATO. LAS REFERENCIAS EN EL CONTRATO A UNA CLAUSULA INCLUYEN TODOS LOS NUMERALES DENTRO SE DICHA CLAUSULA Y LAS REFERENCIAS A UN NUMERAL INCLUYEN TODOS LOS PARRAFOS DE ESTE.

18.4 TODOS LOS ANEXOS MENCIONADOS EN EL PRESENTE CONTRATO SE INCORPORAN DENTRO DE Y FORMAN PARTE INTEGRAL DEL MISMO.

18.5 COMO ASUNTO DE ACLARACION, LAS OBLIGACIONES DE EL INVERSIONISTA ESTAN ESTRICTAMENTE LIMITADAS A LAS OBLIGACIONES ESPECIFICAMENTE ASIGNADAS A EL INVERSIONISTA. EL INVERSIONISTA NO TIENE OBLIGACIONES QUE SON ASIGNADAS A LA EMPRESA. INCLUYENDO SIN LIMITACION LAS OBLIGACIONES DE LA EMPRESA EN EL NUMERAL 4.5, Y EN LAS CLAUSULAS QUINTA Y SEXTA.

CLAUSULA DECIMO NOVENA

NO COMPETENCIA

CENTROMIN ACUERDA, QUE POR UN PERIODO DE DIEZ (10) ANOS CONTADOS A PARTIR DE LA SUSCRIPCION DEL PRESENTE CONTRATO, NO SERA PROPIETARIA, NI FINANCIARA, NI OPERARA, DIRECTA 0 INDIRECTAMENTE, FUNDICIONES Y/O REFINERIAS SIMILARES AL COMPLEJO METALURGICO LA OROYA.

CLAUSULA ADICIONAL

EL CONSORCIO INTEGRADO POR THE DOE RUN RESOURCES CORPORATION Y THE RENCO GROUP, INC., GARANTIZAN EL CUMPLIMIENTO DE LAS

OBLIGACIONES CONTRAIDAS POR EL INVERSIONISTA, DOE RUN PERU S.R.LTDA., EN CONSECUENCIA SUSCRIBEN EL PRESENTE CONTRATO THE DOE RUN RESOURCES CORPORATION, DEBIDAMENTE REPRESENTADO POR JEFFREY L. ZELMES, CON PASAPORTE DE LOS ESTADOS UNIDOS DE NORTEAMERICA NUMERO 153205339, CON DOMICILIO TRANSITORIO EN HOTEL LOS DELFINES LOS EUCALIPTOS 555, SAN ISIDRO, QUIEN PROCEDE DEBIDAMENTE AUTORIZADO SEGUN PODER INSCRITO EN LA FICHA NUMERO 6863 DEL REGISTRO DE PODERES ESPECIALES DE LIMA. Y THE RENCO GROUP, INC., DEBIDAMENTE REPRESENTADA POR MARVIN M. KOENIG, CON PASAPORTE DE LOS ESTADOS UNIDOS DE NORTEAMERICA NUMERO 156205648, CON DOMICILIO TRANSITORIO EN HOTEL LOS DELFINES LOS EUCALIPTOS 555, SAN ISIDRO, QUIEN PROCEDE DEBIDAMENTE AUTORIZADO SEGUN PODER INSCRITO EN LA FICHA NUMERO 6863 DEL REGISTRO DE PODERES ESPECIALES DE LIMA.

DE CONFORMIDAD CON LAS BASES CENTROMIN PODRA LIBERAR DE ESTA GARANTIA A CUALQUIERA DE LOS MIEMBROS DEL CONSORCIO BASTANDO PARA ELLO UNA COMUNICACION POR ESCRITO.

AGREGUE USTED, SENOR NOTARIO, LO DEMAS QUE FUERE DE LEY.

LIMA, VEINTITRES DE OCTUBRE DE MIL NOVECIENTOS NOVENTISIETE. FIRMADO: CESAR POLO ROBILLIARD, EN REPRESENTACION DE EMPRESA MINERA DEL CENTRO DEL PERU SOCIEDAD ANONIMA, (CENTROMIN PERU


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

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                      FAX 421-8778 TEL: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

S.A.).

FIRMADO: JEFFREY L. ZELMS, EN REPRESENTACION DE DOE RUN PERU SOCIEDAD DE RESPONSABILIDAD LIMITADA Y THE DOE RUN RESOURCES CORPORATION.

FIRMADO: JORGE MERINO TAFUR, EN REPRESENTACION DE LA EMPRESA METALURGICA LA OROYA S.A. "METALOROYA S.A."

FIRMADO: MARVIN N. KOENIG, EN REPRESENTACION DE THE RENCO GROUP, INC.

AUTORIZA LA PRESENTE MINUTA EL DOCTOR LUCIANO BARCHI VELAOCHAGA, ABOGADO CON REGISTRO DEL COLEGIO DE ABOGADOS DE LIMA NUMERO: 15455.

INSERTO : COMPROBANTE.

ANIBAL CORVETTO ROMERO, ABOGADO - NOTARIO PUBLICO DE ESTA CAPITAL; CERTIFICO:
QUE, HE TENIDO A LA VISTA EL LIBRO DENOMINADO; ACTAS DE DIRECTORIOS, PERTENECIENTE A LA RAZON SOCIAL; EMPRESA MINERA DEL CENTRO DEL PERU S.A. "CENTROMIN PERU S.A.", DEBIDAMENTE LEGALIZADO CON FECHA DOCE DE DICIEMBRE DE MIL NOVECIENTOS NOVENTA Y CINCO POR ANTE LA NOTARIA DEL DOCTOR ALBERTO FLOREZ BARRON, QUEDANDO REGISTRADO BAJO EL NUMERO DIECISEIS MIL CIENTO TREINTA Y CINCO; Y HE CONSTATADO QUE DE FOJAS TRESCIENTOS OCHENTA Y NUEVE Y SIGUIENTES CORRE EL ACTA DE

FECHA VEINTIOCHO DE AGOSTO DE MIL NOVECIENTOS NOVENTA Y SIETE; CUYO TENOR LITERAL EN SU PARTE PERTINENTE, ES EL SIGUIENTE:

EMPRESA MINERA DEL CENTRO DEL PERU S.A.- CENTROMIN PERU S.A. ACTA SESION DE DIRECTORIO.

SESION No.                    16-97.

FECHA                         LIMA, 28 DE AGOSTO DE 1997.

HORA DE INICIO                01:00 HORAS.

HORA DE CIERRE                17:30 HORAS.

QUORUM                        REGLAMENTARIO.

ASISTENTES.

PRESIDENTE                    ING. JUAN CARLOS BARCELLOS MILLA.

MISPIBROS                     ING. ALFONSO ZUZUNAGA GUTIERREZ.

                              ING. GERWER CAMPERO ELIAS.

                              ING. LUIS HIROTA TANAKA.

                              DR. HERNAN NOPO ODAR.

FUNCIONARIOS                  ING. CESAR POLO.

                              GERENTE GENERAL (E).

                              ING. ANGEL ALVAREZ.

                              GERENTE DE OPERACIONES MINERAS.

                              ING. ANTONIO CORNEJO.

                              GERENTE DE OPERACIONES METALURGICAS

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                      FAX 421-8778 TEL: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

                              INS. LUIS PEREZ PIRA.

                              GERENTE DE SERVICIOS TECHNICOS.

                              SR. JUAN BEGAZO.

                              JEFE DE LA OFICINA DE CONTABILIDAD.

                              DR. ROBERTO ROTTA.

                              GERENTE LEGAL.

                              ING. HERBERT GUTIERREZ.

                              COORDINADOR DE PRIVATIZACION.

                              ING. PEDRO ANDIA.

                              COORDINADOR DE PRIVATIZACION.

                              DR. LUIS GUTIERREZ ADRIANZEN.

                              SECRETARIO GENERAL.

A. ACTAS.

SESION 15-97 APROBADA SIN OBSERVACIONES.

5. TRANSFERENCIA DE METALOROYA S.A. - AUTORIZACION PARA SUSCRIPCION DE CONTRATO.

ACUERDO No 77-22.

CONSIDERANDO:

QUE, HABIENDOSE OTORGADO LA BUENA PRO DEL CONCURSO PUBLICO INTERNACIONAL No PRI-16-97, PARA LA PROMOCION DE LA INVERSION PRIVADA EN LA EMPRESA METALURGICA DE LA OROYA S.A. (METALOROYA S.A.) RESULTA NECESARIO FORMALIZAR LA

TRANSFERENCIA DE LAS ACCIONES DE DICHA EMPRESA.

DE CONFORMIDAD CON EL INCISO "M" DEL ARTICULO 40 DEL ESTATUTO DE CENTROMIN PERU S.A., APROBADO POR DECRETO SUPREMO No 019-82-EM/VM.

SE ACUERDA POR UNANIMIDAD:

1. AUTORIZAR A LOS INGENIEROS CESAR POLO ROBILLIARD Y ANGEL ALVAREZ ANGULO, PARA QUE, UNO U OTRO, SUSCRIBA EL CONTRATO DE AUMENTO DE CAPITAL Y TRANSFERENCIA DE ACIONES DE METALOROYA S.A., CON LA EMPRESA DOE RUN PERU S.R.LTDA.

2. AUTORIZAR A LOS CITADOS INGENIEROS PARA QUE, UNO U OTRO. PUEDAN SUSCRIBIR LA DOCUMENTACION QUE FUERA NECESARIA PARA LA TRANSFERENCIA PREVIO EL CUMPLIMIENTO DE LAS DISPOSICIONES ADMINISTRATIVAS Y LEGALES APLICABLES AL ASUNTO.

SIN MAS ASUNTOS QUE TRATAR SE DIO POR CONCLUIDA LA SESION.

SIGUEN SEIS FIRMAS ILEGIBLES.

CONCLUSION. FORMALIZADO EL INSTRUMENTO INSTRUI A LOS OTORGANTES DE SU OBJETO Y RESULTADOS, ASI COMO SE DIO LECTURA DE TODO EL CONFORME A LEY POR LOS OTORGANTES DE LO QUE DOY FE Y DESPUES DE LO CUAL SE AFIRMARON Y RATIFICARON EN SU CONTENIDO Y PROCEDIERON A FIRMARLA POR ANTE MI, DE LO QUE DOY FE, DEJANDO CONSTANCIA QUE ESTA ESCRITURA SE INICIA

                             ANIBAL CORVETTO ROMERO
                                 NOTARIO DE LIMA
                          PLAZA 27 DE NOVIEMBRE No 250
                           (AV. CENTRAL) - SAN ISIDRO
                      FAX 421-8778 TEL: 422-9564 - 442-9369
                       e-mail: ancoro @ amauta.rcp.net.pe

EN LA FOJA NUMERO DE SERIE: 0523315 Y CONCLUYE EN LA FOJA NUMERO DE SERIE:
0523385, DE LO QUE DOY FE.

FIRMADO: CESAR POLO ROBILLIARD, EN REPRESENTACION DE EMPRESA MINERA DEL CENTRO DEL PERU SOCIEDAD ANONIMA, (CENTROMIN PERU S.A.).

FIRMADO: JEFFREY I. ZELMS, EN REPRESENTACION DE DOE RUN PERU SOCIEDAD DE RESPONSABILIDAD LIMITADA Y THE DOE RUN RESOURCES CORPORATION.

FIRMADO: JORGE MERINO TAFUR, EN REPRESENTACION DE LA EMPRESA METALURGICA LA OROYA S.A. "METALOROYA S.A."

FIRMADO: MARVIN M. KOENIG, EN REPRESENTACION DE THE RENCO GROUP, INC.

CONCLUYE LA SUSCRIPCION DE ESTA ESCRITURA EL VEINTITRES DE OCTUBRE DE MIL NOVECIENTOS NOVENTISIETE.

ANTE MI: ANIBAL CORVETTO ROMERO, ABOGADO NOTARIO DE ESTA CAPITAL.

CONCUERDA; EL PRESENTE TESTIMONIO CON LA ESCRITURA ORIGINAL DE SU REFERENCIA CORRIENTE A FOJAS VEINTIUN MIL DOSCIENTOS QUINCE, DE MI REGISTRO DE ESCRITURAS PUBLICAS CORRESPONDIENTE AL BIENIO EN CURSO, Y A SOLICITUD DE PARTE INTERESADA SE EXPIDE EL PRESENTE TESTIMONIO EN TREINTIOCHO FOJAS UTILES LAS NISMAS QUE SIGNO, SELLO, RUBRICO Y FIRMO EN

LA CIUDAD DE LIMA, A LOS VEINTITRES DIAS DEL MES DE OCTUBRE DE MIL NOVECIENTOS NOVENTA Y SIETE.


[LOGO]                     [SEAL]                     /s/ ANIBAL CORVETTO ROMERO
                           COLEGIO DE
                           NOTARIO DE LIMA            ======================
                                                      ANIBAL CORVETTO ROMERO
                                                          NOTARIO ABOGADO
                                                             LIMA PERU
                                                      ======================

CONTRACT OF STOCK TRANSFER, CAPITAL INCREASE AND STOCK SUBSCRIPTION IN THE EMPRESA METALURGICA LA OROYA S.A.

Mr. Notary:

Kindly enter into your Registry of Public Deeds, the CONTRACT OF STOCK TRANSFER, CAPITAL INCREASE AND STOCK SUBSCRIPTION IN THE EMPRESA METALURGICA LA OROYA S.A, "METALOROYA S.A.", entered into on the one part by EMPRESA MINERA DEL CENTRO DEL PERU S.A. (CENTROMIN PERU S. A.), with Taxpayer's Single Registration Nr. 10017653, domiciled at Av. Javier Prado Este Nr. 2155, San Borja, Lima 41, represented by its Financial and Commercial Central Manager, Eng. Cesar Polo Robilliard, with Voter's Register Card Nr. 10540500, authorized by resolution of the Board of Directors of CENTROMIN, dated August 28, 1997, hereinafter CENTROMIN; and on the other part DOE RUN PERU S.R.LTDA.which is an indirect wholly owned subsidiary of The Doe Run Resources Corporation, represented by JEFFREY L. ZELMS, US Citizen, Passport Nr. 153205339 authorized as per power of attorney registered on Filing Card Nr. 143658 of the Registry of Business Corporations of Lima to execute this Contract, hereinafter THE INVESTOR.

Intervenes in this Contract the EMPRESA METALURGICA LA OROYA, S.A. (METALOROYA S.A.) with Taxpayer's Single Registration Nr. 33526610, domiciled at Av. Javier Prado Este Nr. 2175, San Borja, Lima 41, represented by its General Manager, Eng. Jorge Merino Tafur, with Voter's Register Card Nr. 07341351, by virtue of power-of-attorney registered in Entry 1 under Filing Card Nr. 040367 of the Register of Business Corporations of the Public Mining Registry, hereinafter THE COMPANY.

BACKGROUND

I. Legislative Decree Nr. 674 dated September 25, 1991 states it is of national interest to promote private investment in enterprises comprising the State's Entrepreneurial Activity.

II. Supreme Resolution Nr. 102-92-PCM ratifies the agreement adopted by the Commission for the Promotion of Private Investment (COPRI), which includes CENTROMIN in the private investment process referred to in Legislative Decree Nr. 674.

III. Supreme Resolution Nr. 016-96-PCM ratifies the agreement adopted by COPRI, approving the new Plan for the Promotion of Private Investment in connection with CENTROMIN.

IV. COPRI by decision of April 17, 1996, authorized the organization of companies based on CETROMIN's operative units, in accordance with Article Nr. 10 of Legislative Decree Nr. 674.

V. EMPRESA METALURGICA LA OROYA SOCIEDAD ANONIMA "METALOROYA S.A." is a corporation organized under the basis of the La Oroya Metallurgical Complex of CENTROMIN (hereinafter "La Oroya Metallurgical Complex"), whose stock is wholly owned by CENTROMIN and whose corporate objective is mainly to engage in activities proper to the metallurgical and mining industry, such as smelting, refining, industrialization, mining and marketing of its products.

VI. Supreme Resolution Nr. 018-97-PCM ratifies COPRI's agreement approving the modality for promoting the increase of private investment in the EMPRESA MINERA

      METALURGICA LA OROYA SOCIEDAD ANONIMA, hereinafter THE COMPANY.

VII. In accordance with the preceding background, the Special Committee on Privatization of the Empresa Minera del Centro del Peru, Sociedad Anonima (CEPRI-CENTROMIN) called and carried out Public International Bidding Nr. PRI-16-97 to promote private investment in THE COMPANY, through the stock transfer and the increase of its stock capital in virtue of new contributions from a corporation or consortium that would fulfill the pre-qualification requirements established by CEPRI.

VIII. Public International Bidding Nr. PRI-16-97 was carried out, and in accordance with the letter dated July 10, 1997 the winner was announced and therefore the award was given to the Consortium composed by the Doe Run Resources Corporation and The Renco Group, Inc.

      In accordance with the Bidding Conditions, the aforementioned consortium has assigned its rights to THE INVESTOR and this assignment has been authorized by CEPRI-CENTROMIN agreement dated September 11, 1997.

      In accordance with the provisions that appear on the Bidding Conditions, CENTROMIN has contributed to THE COMPANY the assets which refer to the La Oroya Metallurgical Complex. It has also transferred the liabilities that are reflected in the Projected Balance Sheet, for the amounts that are recorded on the accounting books of METALOROYA S.A. The aforementioned assets (hereinafter, the "Assets") shall be transferred by means of a Certificate of Delivery, Reception and Valuation of Properties. CENTROMIN guarantees that all these assets are those that are needed for the normal operation of THE COMPANY, except for the cash, accounts receivable and finished products.

      By virtue of the above background, the corporations appearing in the caption enter into this Contract under the following terms and conditions:

FIRST CLAUSE                                                           TRANSFER

1.1 CENTROMIN represents, guarantees and agrees that: (A) it has received ten thousand (10,000) shares on the initial capitalization of THE COMPANY; (B) it has fully transferred the La Oroya Metallurgical Complex to THE COMPANY for which it has received 160,604,467 (ONE HUNDRED SIXTY MILLION, SIX HUNDRED AND FOUR THOUSAND, FOUR HUNDRED AND SIXTY-SEVEN) shares with a nominal value of one nuevo sol (S/.1.00); (C) the total number of shares of THE COMPANY, each with a nominal value of one nuevo sol (S/. 1.00), is 160,614,467 (ONE HUNDRED SIXTY MILLION, SIX HUNDRED FOURTEEN THOUSAND, FOUR HUNDRED AND SIXTY-SEVEN) shares; (D) CENTROMIN is owner of 160,614,467 shares of a nominal value of one nuevo sol (S/.1.00) wholly subscribed and paid for, which constitute one hundred per cent (100%) of THE COMPANY's representative stock capital; (E) CENTROMIN will transfer to CENTROMIN's workers, according to the Bidding Conditions, 106,688 (ONE HUNDRED AND SIX THOUSAND, SIX HUNDRED EIGHTY-EIGHT) shares, which constitute 0.0664249% of THE COMPANY's representative stock capital, (F) CENTROMIN declares that shares indicated in numeral (D) are the only shares issued; and, (G) all transfers to the workers will be lawfully made and there are no obligations on the part of THE COMPANY for such shares nor will there be any such obligation for any issuance. CENTROMIN shall retain any liabilities and responsibilities whatsoever relating to the shares transferred to the workers, including any claims by such workers. THE INVESTOR assumes the commitment of acquiring the shares that the workers may not acquire in exercising its preferential right at the same price.

1.2 In virtue of this Contract CENTROMIN transfers to THE INVESTOR the ownership of 160,507,779 (ONE HUNDRED SIXTY MILLION, FIVE HUNDRED AND SEVEN THOUSAND, SEVEN HUNDRED SEVENTY-NINE) shares that represent the 99.9335751% of THE COMPANY's stock capital.

1.3 In virtue of this Contract it has been communicated to THE COMPANY the transfer of the shares described in numeral 1.2 to be recorded on the respective Book of Stock Transfer of THE COMPANY.

SECOND CLAUSE                                                     RECIPROCATION

      In reciprocation for the transfer described in 1.2, THE INVESTOR commits itself to pay to CENTROMIN the amount of US$ 121,440,608 (one hundred twenty-one million, four hundred forty thousand, six hundred and eight Dollars of the United States of North America) in cash on the signing of this Contract.

      Payment will be made in Dollars of the United States of North America.

THIRD CLAUSE                            INCREASE OF THE COMPANY'S STOCK CAPITAL

3.1 On the date of signing this Contract, THE COMPANY has a stock capital of S/.160,614,467 (one hundred sixty million, six hundred fourteen thousand, four hundred and sixty-seven Nuevos Soles) represented by 160,614,467 shares of a nominal value of S/. 1.00 (One Nuevo Sol).

      CENTROMIN is the owner of 160,614,467 (one hundred sixty million, six hundred fourteen thousand, four hundred and sixty-seven) shares of a nominal value of S/. 1.00 (one nuevo sol) wholly subscribed and paid for, which constitute 100 per cent of THE COMPANY's representative stock capital.

3.2 THE INVESTOR makes a monetary contribution of US$ 126,481,383.24 (one hundred twenty-six million, four hundred eighty-one thousand, three hundred eighty-three United States Dollars and twenty-four cents for the purpose of increasing THE COMPANY's stock capital. With this contribution, THE INVESTOR represents fifty one percent (51 %) of THE COMPANY's stock capital.

      Payment of the contribution will be made in Dollars of the United States of North America, to be credited with the evidence of a bank deposit receipt in THE COMPANY's name.

3.3 The contribution referred to in Numeral 3.2 comprises the monetary contribution destined to increase the stock capital of THE COMPANY and the premium for the issue of shares.

      For accounting purposes, the monetary contribution will be recorded in Nuevos Soles, at the sale exchange rate of the day and place of the signing of this Contract. Out of the resulting amount, S/. 167,170,160 (one hundred sixty-seven million, one hundred seventy thousand, one hundred sixty Nuevos Soles) will be recorded in the Stock Capital Account. The difference will be recorded as issue Premium.

      It is hereby understood that THE COMPANY will not be obliged to maintain in cash the amounts contributed to increase the stock capital of THE COMPANY, pursuant to Numerals 3.2 and 3.3, but such funds may be used for other purposes, commercial operations or others.

3.4 As a consequence of the stock capital referred to in Numeral 3.3, THE COMPANY will issue 167,170,160 shares of a nominal value of one Nuevo Sol (S/.-. 1.00).

3.5 With regard to this Contract, CENTROMIN waives its right to preferential subscription.

3.6 Simultaneously to the date of the signing of this Contract, THE INVESTOR and CENTROMIN commit themselves to hold a Special General Meeting of Shareholders of THE COMPANY for the purpose of adopting the necessary agreements for the execution of this Contract.

FOURTH CLAUSE                                             INVESTMENT COMMITMENT

4.1 Within a period of five (5) years from the date of the signing of this Contract, THE COMPANY commits to invest the amount of US$120,000,000.00 (One Hundred Twenty Million and 00/100 Dollars of the United States of North America) for uses described in numeral 4.5 of this Contract in its La Oroya Metallurgical Complex, as it is described in the Background above.

      It is understood that THE COMPANY will have a maximum period of five (5) years to make such investment and that there are no annual requirements.

4.2 To verify the amount of the investment made, THE COMPANY will present a sworn statement signed by a firm of independent auditors of acknowledged international prestige elected by CENTROMIN from among a minimum of three firms proposed by THE INVESTOR.

      THE INVESTOR's proposal will be submitted to CENTROMIN thirty (30) days prior to the expiration of the term specified in numeral 4.1, otherwise CENTROMIN will designate the firm of auditors without taking into account those proposed by THE INVESTOR.

      The sworn statement will be submitted to CENTROMIN within sixty (60) days from the expiration of the period specified in numeral 4.1 or from the day on which CENTROMIN communicates to THE COMPANY the appointment of the independent auditor, whichever occurs later.

      Annually, THE COMPANY will submit to CENTROMIN a report on the investment made up to that moment within a term of sixty (60) days from the day and month of the corresponding year that coincides with the day and month of the date the contract was signed. Their reports will be countersigned by a firm of independent auditors according to the procedure indicated in this numeral.

      The auditors' fees will be CENTROMIN's responsibility.

4.3 The period foreseen in numeral 4.1 will be suspended if, in the course of executing the investment commitment, an act of God or force majeure should occur, according to article 1315 of the Civil Code; or as provided in the Fifteenth Clause below or if matters non-attributable to THE COMPANY's negligence occur. The suspension will remain while such events continue and prevent THE COMPANY from exercising the obligations stipulated in the investment commitment.

4.4 Should events as those pointed out in numeral 4.3 happen, affecting the compliance of the investment commitment, THE COMPANY will make the situation known to CENTROMIN, in writing, within fifteen (15) days after the effects of the event have become known. THE COMPANY will state exactly in the same communication the relationship of causality between the event and the impediment to fulfill the investment commitment, as well as the aspects of the same investment commitment which will be affected and rendered impossible by such events.

4.5 To the effects of this clause, the amounts actually disbursed for the items that follow, will be considered as investments:

      a) Feasibility studies, technical and/or financial, including environmental studies and disbursements necessary for the compliance with the obligations of THE COMPANY for the Environmental Adjustment and Management Program (PAMA for METALOROYA) described in the Clause 5 below, and any other environmental requirements demanded by law.

      b) Development, improvements, modernization, amplification and expansion in the production capacity of THE COMPANY, as well as investments for roads and for providing electricity and water, which enable to cover its needs, as well as safety, health, social programs and investments, as well as public utilities infrastructure related to its purposes.

      c) The purchase, installation or construction of plants and equipment. In addition, all other capital expenditures, as well as extraordinary maintenance and repairs which imply increases in the production capacity and/or efficiency, as well as extension of the useful life of plants and equipment.

      d) Insurance, freight, import duties and other taxes related with the preceding items.

      e)    Administrative expenses related to the preceding items.

      f)    Working capital resulting from the contributions to the equity.

      The investment must be made necessarily with the contribution stated in numeral 3.2 and the issue premium indicated in numeral 3.3, without prejudice to what is established in the last paragraph of numeral 3.3.

FIFTH CLAUSE              THE COMPANY'S RESPONSIBILITY IN ENVIRONMENTAL MATTERS

      The parties acknowledge that the Environmental Adjustment and Management Program (PAMA) of the "La Oroya" Production Unit of CENTROMIN-PERU, that was approved by Directorial Resolution Nr. 017-97-EM/DGM, dated January 13, 1997, and modified by Directorial Resolution Nr. 325-97-EM/DGM dated October 6, 1997, has been divided up into the Environmental Adjustment and Management Program (PAMA) of the La Oroya Metallurgical Complex of Metaloroya S.A. (hereinafter "Metaloroya's PAMA") that was approved by Directorial Resolution Nr. 334-97-EM/DGM dated October 16, 1997, and the Environmental Adjustment and Management Program (PAMA) of La Oroya of CENTROMIN Peru S.A. (hereinafter "CENTROMIN's PAMA") that was approved by Directorial Resolution Nr. 334-97-EM/DGM dated October 16, 1997.

      THE COMPANY assumes the responsibility only for the following environmental matters:

5.1 Compliance with the obligations contained in Metaloroya's PAMA, as the same may be amended or supplemented in accordance with the law, in accordance with the legal requirements in force that apply to the subject which have been or may be issued by the relevant legal authority with regard to the effluents, emissions and waste generated by:

      a)    The smelting and refining facilities of THE COMPANY.

      b)    The service facilities and housing of THE COMPANY.

      c) The zinc ferrite deposits that exist on the date of the signing of this contract, including the zinc ferrites that may be added by THE COMPANY, should THE COMPANY not return the same within three (3) years counted from the date of the signing of this contract or not pay the amount established in numeral 5.6.

            During a three (3) year period from the date of the signing of this contract, THE COMPANY may use, at no cost, the areas that the parties have agreed to assign to THE COMPANY in the deposits that CENTROMIN and its predecessors were using, until THE COMPANY sets up new areas to deposit the slag, the arsenic trioxide and the zinc ferrites. This term will expire on October 24, 2000, when THE COMPANY and CENTROMIN shall sign the respective certificate of return. Without prejudice to this, THE COMPANY may return the deposits that it was given to use at any time before the expiration of the aforementioned term and shall then be freed from the respective obligations. CENTROMIN and THE COMPANY shall then sign the certificate of delivery.

            THE COMPANY shall only be responsible for the routine operative maintenance of the deposit areas that were assigned to THE COMPANY for its use during the three (3) year period.

      CENTROMIN will be responsible for the maintenance of the other areas of the deposits that were not assigned for use by THE COMPANY. Said maintenance responsibilities assigned to THE COMPANY will not relieve CENTROMIN from the fulfillment of the obligations contained in CENTROMIN's PAMA, which are related with those deposits during the period during which they will be used by THE COMPANY, that is three (3) years. The technical abandonment of the same will be governed by the provisions of numeral 6.1 and by CENTROMIN's PAMA. At the end of the three (3) year period, the slag and arsenic trioxide deposits including the additional waste deposited in them by THE COMPANY during the three (3) year period, will afterwards become the sole responsibility of CENTROMIN under all circumstances. CENTROMIN will retain title over the lands in which the existing slag and arsenic trioxide deposits are on the date of the signing of this contract and which will be temporarily used by THE COMPANY.

      CENTROMIN and THE COMPANY declare that they know that the slag, arsenic trioxide and zinc ferrite deposits were separated and detached from the smelting concessions that were transferred by CENTROMIN to THE COMPANY and that CENTROMIN kept ownership over them and over the obligations that may arise from them. Additionally, taking into consideration the inclusion within METALOROYA's PAMA of CENTROMIN's obligation to invest in 1997 the sum of US$ 1,145,668.00 (one million, one hundred forty-five thousand, six hundred sixty-eight and 00/100 US

      Dollars) in projects for the treatment of industrial liquid effluents and the new system for the granulation of slag, CENTROMIN must pay this sum in cash to THE INVESTOR on the date of the signing of this Contract.

      d)    Any new waste deposit that THE COMPANY may establish or provide.

5.2   The future closing and dismantling at the end of the operational life of:

      a)    The smelting and refining facilities of THE COMPANY.

      b) Any new deposit of slag, zinc ferrite or arsenic trioxide and others that THE COMPANY may establish.

      c) The existing zinc ferrite deposits should THE COMPANY not return the same to CENTROMIN within three (3) years from the date of the signing of this Contract or should not pay the amount that was stipulated in numeral 5.6.

5.3 During the period approved for the execution of Metaloroya's PAMA, THE COMPANY will assume liability for damages and claims by third parties attributable to it from the date of the signing of this Contract, only in the following cases:

      a) Those that arise directly due to acts that are not related to Metaloroya's PAMA which are exclusively attributable to THE COMPANY but only insofar as said acts were the result of THE COMPANY's use of standards and practices that were less protective of the environment or of public health than those that were pursued by CENTROMIN until the date of signing of this contract.

            Should there be any controversy on the determination of whether the standards or practices used by THE COMPANY were or were not less protective of the environment or of the public health than those that were applied by

            CENTROMIN and should no agreement be reached with regard to this within thirty (30) calendar days from the date on which the claim was made, the parties shall submit this determination to the opinion of an expert and shall apply for this purpose the procedure that is described in numeral 5.4 (c).

      b) Those that result directly from a default on the METALOROYA'S PAMA obligations on the part of THE COMPANY or of the obligations established by means of this contract in numerals 5.1 and 5.2.

5.4 After the expiration of the legal term of METALOROYA's PAMA, THE COMPANY will assume liability for damages and third party claims in the following manner:

      a) Those that result directly from acts that are solely attributable to its operations after that period.

      b) Those that result directly from a default on the METALOROYA's PAMA obligations on the part of THE COMPANY or of the obligations established by means of this contract in numerals 5.1 and 5.2

      c) Should the damages be attributable to CENTROMIN and to THE COMPANY, THE COMPANY will assume liability proportionately to its contribution to the damage.

            In those cases in which no consensus was reached between CENTROMIN and THE COMPANY with regard to the causes of the presumed damage that is the subject of the claim or with regard to the manner in which the liability will be shared amongst them, should no agreement be reached within the term of thirty (30) days counted from the reception of the claim, the matter will be submitted to the decision of an expert on this matter that will be designated by mutual agreement. This expert must render a decision as soon as possible.

            If the amount of the claim were for less than US$50,000.00, CENTROMIN and THE COMPANY will be bound by the decision of the expert. If the amount of the claim were higher than US$50,000.00, CENTROMIN and THE COMPANY may submit the matter to arbitration, in accordance with Clause 12 of this Contract, should one or both parties not be in agreement with the decision of the expert.

5.5 From the signing of this Contract, THE COMPANY will not have nor will it assume any liability for damages or for third party claims attributable to CENTROMIN insofar as the same were the result of CENTROMIN's operations or those of its predecessors up to the signing of this Contract or are due to a default on the part of CENTROMIN of its obligations that are specified in numeral 6.1

5.6 Should THE COMPANY return to CENTROMIN the Zinc Ferrite deposits referred to in numeral 5.1 c), it must pay the latter US$7,200,000 (SEVEN MILLION TWO HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA) for remediation costs regarding the same and CENTROMIN will afterwards assume the sole responsibility for the same and will indemnify and hold THE COMPANY harmless against any claim, cost, demand or other obligation arising from the same. The parties shall sign the certificate of return that is referred to in numeral 5.1.c), and THE COMPANY must make the aforementioned payment within ten (10) working days after the signing of this certificate.

      Should THE COMPANY not return the zinc ferrite deposits within three (3) years from the signing of this contract, CENTROMIN will transfer to THE COMPANY the title over the lands and the smelting concession that refer to the zinc ferrite deposits existing at the signing of this contract.

5.7 CENTROMIN reserves for itself the right to carry out the inspections that may be necessary to verify the fulfillment of the provisions set forth in numeral 5.1.c).

      THE COMPANY will periodically provide CENTROMIN with copies of the monitoring reports, metallurgical reports and the fulfillment of Metaloroya's PAMA submitted to the competent authority.

5.8 THE COMPANY shall protect and hold CENTROMIN harmless against third party claims and indemnify it for any damage, liability or obligation that may come for which it has assumed liability and obligation.

5.9 All other liabilities shall correspond to CENTROMIN in accordance with the Sixth Clause.

SIXTH CLAUSE                 CENTROMIN'S RESPONSIBILITY IN ENVIRONMENTAL MATTERS

6.1   CENTROMIN assumes responsibility in the following environmental matters:

      a) Compliance with the obligations contained in CENTROMIN's PAMA according to its eventual amendments approved by the relevant authority and the legal requirements in force applicable, that have been issued or which may be issued by the relevant legal authority.

      b) Technical abandonment of the slag and arsenic trioxide deposits that exist on the date of the signing of this Contract, and the obligations related thereto, including the additional waste deposited by THE COMPANY in those areas which are permitted in accordance with Clause Fifth.

      c) Remediation the areas affected by gaseous and particles emissions from the smelting and refining operations that have produced up until the date of the signing of this contract and of additional emissions during the period that is provided for in the law for METALOROYA's PAMA except for those areas which are the responsibility of THE COMPANY in accordance with the Fifth Clause.

      d) Technical abandonment of the zinc ferrite deposits and the obligations related thereto, should THE COMPANY return them to CENTROMIN within a three (3) year period from the date of the signing of this Contract and pay the amount specified in Numeral 5.6.

      e) Remedies and technical abandonment of any waste deposit in which the waste was generated by CENTROMIN or its predecessors before the date of the transfer of the La Oroya Metallurgical Complex which was not identified or whose existence was not declared before the date of the transfer.

6.2 During the period approved for the execution of METALOROYA's PAMA, CENTROMIN will assume liability for any damages and claims by third parties that are attributable to the activities of THE COMPANY, of CENTROMIN and/or its predecessors, except for the damages and third party claims that are THE COMPANY's responsibility in accordance with numeral 5.3.

6.3 After the expiration of the legal term of METALOROYA's PAMA, CENTROMIN will assume liability for any damages and third party claims attributable to CENTROMIN's and/or its predecessors' activities except for the damages and third party claims for which THE COMPANY is liable in accordance with numeral 5.4.

      In the case that damages may be attributable to CENTROMIN and THE COMPANY, the provisions set forth in numeral 5.4.c shall apply.

6.4 THE COMPANY reserves the right to carry out the inspections required to verify the execution of CENTROMIN's PAMA.

      CENTROMIN will periodically provide THE COMPANY with copies of the monitoring reports, studies and reports on compliance with CENTROMIN's PAMA that are submitted to the competent authority.

6.5 CENTROMIN will protect and hold THE COMPANY harmless against third party claims and will indemnify it for any damage, liability or obligation that may arise for which it has assumed liability and obligation.

SEVENTH CLAUSE                   REPRESENTATIONS AND GUARANTEES OF THE INVESTOR

7.1 THE INVESTOR represents that it has carried out its own investigation, examination, information and evaluation during the "due diligence" process, directly or through third parties, on the basis of information accessible, available and provided by CENTROMIN.

      To the INVESTOR's knowledge, the information concerning THE COMPANY has been provided through an "Information Memorandum", the documentation included in the "Data Room" and that requested by THE INVESTOR, directly or through third parties authorized for it. To THE INVESTOR's knowledge, the information concerning THE COMPANY has been entirely available to THE INVESTOR through the "due diligence" process. Within this context, THE INVESTOR assumes the responsibility of the due diligence on the basis of information accessible and provided by CENTROMIN. Consequently, THE INVESTOR cannot claim any responsibility for COPRI, its members, to CEPRI-CENTROMIN, its members or advisers, to CENTROMIN, or the Peruvian State for the information that the INVESTOR has failed to review concerning the COMPANY or the La Oroya Metallurgical Complex, which has been provided to THE INVESTOR through the due diligence process.

      The information contained in the previous paragraph is without prejudice to the representations and guarantees by CENTROMIN mentioned in Clause Eight.

7.2 THE INVESTOR acknowledges that the awarding of the bidding has supposed the compliance with the pre-qualification requirements established by CEPRI-CENTROMIN. In that sense, THE INVESTOR agrees to maintain the entitlement of a number of shares that represents no less than 25% of the paid Capital, up to the fulfillment of the Investment Commitment. THE INVESTOR's fulfillment of that obligation will also be made if at least 25% of THE COMPANY or any successor company is owned directly or indirectly by either member of the Consortium, or any subsidiary member of the group of companies owned directly or indirectly by them.

      The requirement of ownership of the 25% will not preclude the pledge of all of the shares of THE COMPANY to banks or other entities providing loans to THE COMPANY.

7.3 CENTROMIN agrees that it has granted and THE INVESTOR agrees that it has received from CENTROMIN at the signing of this contract, the following documents:

      a) A copy of the Minutes of the Stockholders General Meeting of CENTROMIN dated May 30, 1996, in accordance with which the Board of Directors of CENTROMIN was authorized to convey Assets and Liabilities to THE COMPANY. A copy of the Minutes of the Session of the Board of Directors of CENTROMIN, which has been authenticated by a Notary Public, in which it was resolved and pledged to (i) contribute all the Assets related to the La Oroya Metallurgical Complex, that will be transferred by means of a Certificate of delivery, reception and valuation of properties (ii) transfer the current liabilities for the amount that is recorded in the accounting books of THE COMPANY without changes in the deferred liabilities that appear in the Projected Balance Sheet of THE COMPANY. All these transfers will have been made at the time of the signing of this contract or previously to that time.

      b) A copy of the Minutes of the Stockholders General Meeting of THE COMPANY in which it was resolved to increase the Stock capital to S/. 160,614,467 (one hundred sixty million, six hundred fourteen, four hundred sixty-seven Nuevos Soles) as a result of the aforementioned contribution of Assets made by CENTROMIN and of the Contract for Capital Increase which was duly signed by the legal representative of THE COMPANY.

      c) A copy authenticated by a Notary Public of the Minutes of the Session of the Board of Directors of THE COMPANY in which the valuation of the contributions made by CENTROMIN was approved in accordance with the provisions of article 98 of the Single Revised Text of the Business Corporations Law, approved by Supreme Decree No. 003-85-JUS.

      d) A Certified Copy of the Public Deed of the Articles of Incorporation of THE COMPANY.

      e) The certificates that represent the shares of THE COMPANY that have been legally transferred by CENTROMIN to THE INVESTOR so that the latter may cancel them and opportunely issue the certificates under the name of THE INVESTOR.

      f) A Certificate of Delivery and Reception of Properties that constitute the Assets and inventory of THE COMPANY.

      g) A copy of the minutes of the Board of Directors of CENTROMIN, authenticated by a Notary Public in which the sale to THE INVESTOR of all the shares of THE COMPANY is authorized except for the worker shares that were transferred under the First Clause of this contract.

      h) A copy of the Minutes of the Stockholders General Meeting of THE COMPANY, which was authenticated by a Notary Public in which the increase of stock capital of THE COMPANY that was described in the Third Clause of this contract.

EIGHTH CLAUSE                                     REPRESENTATIONS AND GUARANTEES
                                                  OF CENTROMIN AND THE COMPANY

8.1 CENTROMIN represents and guarantees that it is the sole and exclusive owner of the shares which are the subject matter of this contract, that the shares and all Assets of THE COMPANY, all of which have been transferred to THE COMPANY by CENTROMIN are free from all liens, pledges, taxes, claims, options or restrictions and represents that no other person has any right, real or contingent over them. Such Assets constitute all of the assets owned by CENTROMIN on the date of signing of the contract for the La Oroya Metallurgical Complex, and which are mentioned in numeral 7.3(a) above.

      CENTROMIN represents and guarantees that all the assets necessary for the operations of the activities have been transferred to THE COMPANY, except for, cash, accounts receivable and finished products.

8.2 CENTROMIN has delivered to THE INVESTOR the balance sheet of THE COMPANY projected to June 30, 1997 (the same which will be referred to hereinafter as THE PROJECTED BALANCE SHEET). Such Projected Balance Sheet has been elaborated according to the Peruvian generally accepted accounting principles.

8.3 Likewise, CENTROMIN represents that it does not know the existence of other liabilities or any contingencies derived from tax, labor or legal responsibilities, or of any other nature different from those recorded on the books of THE COMPANY that are reflected in the PROJECTED BALANCE SHEET as of June 30, 1997, as well as that adjusted by THE VERIFICATION BALANCE SHEET. In case of THE COMPANY's discovery of either liabilities or non-recorded contingencies derived from events prior to the date of signing of this contract, they will be assumed by CENTROMIN to the extent that they have effectively originated prior to the date of this Contract and that the claims arise within two (2) years from the date of signing of this contract except tax contingencies that are governed as stipulated in numeral 8.15 of this contract which shall be the responsibility of CENTROMIN for the entire period on which such tax contingencies may be asserted in accordance with law and except for such claims and liabilities as are not expressly assumed by THE COMPANY under this Contract. It is understood that under this Clause, all claims and liabilities arising from matters prior to the date of this Contract relating in any way to the La Oroya Metallurgical Complex shall remain the sole responsibility of CENTROMIN, except as specifically allocated to THE COMPANY under this Contract. Such claims and liabilities of CENTROMIN expressly include those that arise after the date of signing of this Contract that pertain to matters prior to the date of signing of this Contract.

      The reimbursements referred to in the previous paragraph will only be effected starting with individual or accumulated sums, equal or higher than two hundred fifty thousand United States Dollars (US$250,000.00) and subject to THE COMPANY, within a term of ten (10) calendar days of learning of the contingency; makes it known to CENTROMIN. In any case, THE COMPANY will have to actively defend the interests of CENTROMIN in the possible administrative or judicial claims that could arise until the assumption by CENTROMIN, according to numeral 8.14 and CENTROMIN will reimburse the Company for the costs of such defense, upon demand.

      Each reimbursement will be paid by CENTROMIN to THE COMPANY within the thirty (30) days following the demand of payment by THE COMPANY.

      At the expiration of the period of two (2) years CENTROMIN will reimburse the amount pending on that date, even if it were lower than two hundred fifty thousand Dollars of the United States of America (US$ 250,000.00).

      Within 180 days following the signing of this contract, if THE COMPANY receives any sum which corresponds to CENTROMIN, THE COMPANY will reimburse to CENTROMIN within thirty (30) days following the demand of payment by CENTROMIN.

      In the case of Accounts payable, originating in the ordinary practices of contracts of purchase of materials, which have not been delivered to THE COMPANY at the date of signing of this Contract, they shall be assumed by THE COMPANY. If for honoring such acquisitions, CENTROMIN should have to issue letters of credit for amounts previously agreed upon and other similar, THE COMPANY shall make the corresponding reimbursement to CENTROMIN.

8.4 Annex 8.4 contains complete information on employment contracts and collective agreements of workers (it is understood that employees are included) of THE COMPANY, indicating their salaries, time of service and distribution by category. CENTROMIN agrees that any legal or conventional obligation resulting from the labor relationship with the mentioned workers until the date of signing of this contract shall be the sole responsibility of CENTROMIN, including salaries, benefits, pensions and social contributions in the terms indicated in the PROJECTED BALANCE SHEET.

      CENTROMIN has signed the Collective Agreement with the workers on September 20, 1997, and has transferred to the workers covered by such agreement to THE COMPANY, however providing that CENTROMIN shall be responsible for any wages or benefits (including without limitation any social benefits) due of accrued before the date of signing of this contract, including without limitation any wages or social benefits due or accrued or which may be retroactive as of July 25, 1997 regarding any new agreement with the workers and any one due or accrued or retroactive as of May 1, 1997 for any professionals or managers and the portion of any severance accrued on the date of signing of this contract.

      CENTROMIN will indemnify, defend and hold THE COMPANY harmless from the same.

      THE COMPANY and THE INVESTOR declare that they know that the salaries, benefits and labor conditions of workers who have been transferred are those appearing on the collective agreements in force at the date of signing of this contract.

      In case of administrative and judicial claims or actions filed against THE COMPANY for salaries, benefits or other labor matters resulting from facts preceding the signing of this contract, it is agreed upon that THE COMPANY will inform to CENTROMIN the referred actions within a reasonable term since the service of notice which allows CENTROMIN to exercise its defense, without prejudice of initiating immediate actions required for its defense.

      CENTROMIN shall be responsible for defending the referred actions and for assuming the payment of the economic obligations resulting therefrom. Likewise, CENTROMIN is bound to regularly inform to THE COMPANY about the indicated actions.

8.5 Annex 8.5 contains a complete list of all the surface lands, concessions and mining rights and licenses for water use which refer to the La Oroya Metallurgical Complex. All the titles of real estate, concessions and mining rights and water use licenses (i) have been duly transferred and registered by CENTROMIN to THE COMPANY; (ii) are free from faults, valid, in a correct legal situation and display all their effects, and (iii) are free from any burden, lien, attachment, mortgage, usufruct, and easement, hereinafter Liens, except for those easements which correspond to CENTROMIN's electrical system.

      THE COMPANY is the owner of all the personal properties, appearing on THE PROJECTED BALANCE SHEET, which are free from charges, Liens, guaranties or any other restrictions.

      If the titles have not been obtained by CENTROMIN and transferred to THE COMPANY or all the Liens have not been released before the signing of this contract, CENTROMIN binds itself to finish the proceedings necessary within a term not longer than sixty (60) days from the demand of THE COMPANY. If such term expires without the acquisition and transfer of the titles to THE COMPANY or without the release of the liens, CENTROMIN will grant an irrevocable power-of attorney for such purpose. CENTROMIN will refund the expenses to THE COMPANY within the reasonable price range of the local market for said type of service.

8.6 Annex 8.6 contains a complete list of all the fixed assets which refer to the La Oroya Metallurgical Complex. All the titles, all the property rights and rights of use of fixed assets listed in said Annex (i) have been duly transferred by CENTROMIN to THE COMPANY. (ii) are free from faults, valid in a correct legal situation and display all their effects, and (iii) are free from any Lien, or other rights or claims of any third party. If the titles and other property and use rights were not obtained prior to the signing of this contract, CENTROMIN pledges to conclude the proceedings that may be necessary within a term of not more than sixty
      (60) days counted from the demand made by THE COMPANY. Once this term has expired without having complied with obtaining the titles and transferring them to THE COMPANY or without having released the liens, CENTROMIN grants an irrevocable power of attorney for this purpose. CENTROMIN will reimburse THE COMPANY for its expenses which shall be paid within the thirty (30) days after THE COMPANY has demanded them, within the reasonable price range of the local market for said type of service.

8.7 THE COMPANY has complied with all mining obligations corresponding to their mining rights, formal as well as substantive.

      All mining rights are in force and have not incurred in any cause for lapsing and all obligations arising under the General Mining Law have been satisfied by CENTROMIN through 1997.

      Mining good standing rights of concessions belonging to THE COMPANY have been paid for 1997.

8.8 Annex 8.8 contains a list of judicial, arbitration, administrative suits or other outstanding procedures, all of which shall be CENTROMIN's responsibility and not that of THE COMPANY. CENTROMIN represents and guarantees that there is no demand, procedures (judicial, arbitration or of any other kind) that is pending or is threatened with regard to (1) THE COMPANY ; (2) the Assets or Liabilities of THE COMPANY; (3) any environmental matter that has occurred before the date of this Contract;
      (4) or on the basis of transactions contemplated under this Contract, including without limitation, any demands by any prior bidder.

8.9 All those contracts and agreements, leases and other contracts and guarantees that are related to them with regard to the La Oroya Metallurgical Complex are listed in Annex 8.9. All of these have been duly and legally assigned to THE COMPANY, all of which are fully in force and in effect and no delay has been notified nor according to CENTROMIN's best knowledge does there exist any reason to assert any cases of delay or noncompliance.

CENTROMIN assumes responsibility for any matters that may arise from any of those Contracts prior to the date of this Contract and shall indemnify and hold THE COMPANY harmless of the same, including without limitation, all demands (including demands for products outside of those specified), infringement of contracts, returns and similar measures insofar as they are not reflected in the Verification Balance Sheet.

      Numeral 8.16 lists all information, data, intellectual property rights, intangible rights, and technology that are relevant for the La Oroya Metallurgical Complex and all the processes and other intellectual property rights that are required for the same. All of them will be transferred to

THE COMPANY without royalties and are free from liens, obligations and lawsuits or other demands whatever they may be and CENTROMIN shall indemnify and hold THE COMPANY harmless from any demands related to the same.

      CENTROMIN has informed THE COMPANY that "material damages and loss of profits insurance policy" shall remain in force until December 16, 1997. THE COMPANY shall have the option of continuing to enjoy the coverage of the policy until its conclusion at no cost whatsoever. For that purpose, THE COMPANY must communicate its wish to maintain or not this policy within a term of fifteen (15) days counted from the signing of this contract. Once this term has expired without the reception of any communication, it shall be understood that there is no intention to continue with the policy.

8.10 Annex 8.10 contains a list of all licenses, permits, rights, certifications, franchises, authorizations, approvals and consents related to the La Oroya Metallurgical Complex (hereinafter the "Licenses"). All the "Licenses" (i) have been duly transferred by CENTROMIN to THE COMPANY;
      (ii) are free from faults, valid, in a correct legal situation and display all their effects and (iii) are free from any Lien, rights or claims by any third party; (iv) constitute all the "Licenses" required by THE COMPANY to comply with all the laws, rules and regulations. CENTROMIN agrees to indemnify, defend and protect from damages THE COMPANY and its shareholders, directors, officers, employees, agents and independent contractors from claims, demands, suits, actions, procedures and harm caused by or as a result of any inaccuracy in the aforementioned declaration.

8.11 All raw materials, work in process, spare parts and supplies, inventories and samples that are found, which are related to the La Oroya Metallurgical Complex: (i) have been conveyed by CENTROMIN to THE COMPANY,
      (ii) are marketable and suitable for the respective purpose.

8.12 All books, documents, records, accounting books, files, general correspondence and correspondence with regard to the environment, lists, topographical maps, information on soil mechanics, creative material, information on sales, publicity and promotion, personnel and financial records and related documents, studies, reports and any other written or printed document related to the La Oroya Metallurgical Complex has been transferred by CENTROMIN to THE COMPANY.

8.13 On the date of the signing of this contract, all the facilities, lands, personal property and intangible property and other assets which are within the boundaries of the different plants, buildings and generally, properties of the La Oroya Metallurgical Complex have been transferred by CENTROMIN to THE COMPANY and are solely owned by THE COMPANY.

8.14 Should THE COMPANY or THE INVESTOR receive any demand or judicial, administrative notice or notice of any kind, related to any act or fact included within the responsibilities, declarations and guarantees offered by CENTROMIN, they pledge to report it to CENTROMIN within a reasonable term which will allow CENTROMIN to exercise its right to a defense, releasing THE COMPANY or THE INVESTOR from any obligation with regard to the same and CENTROMIN shall be obliged to immediately assume those obligations as soon as it is notified. THE COMPANY shall also be entitled to be represented in those procedures by lawyers it has chosen and whose fees shall be solely assumed by it. CENTROMIN shall keep THE COMPANY fully informed on all the aspects and activities related to that defense, including the supplying of copies of all the legal papers, pleadings and other matters.

8.15 CENTROMIN has complied with the presentation of all tax returns of national, regional and municipal taxes which were their obligation regarding La Oroya Metallurgical Complex of THE COMPANY and has paid all the taxes corresponding to them, whether they appear or not in those tax returns, or has established the corresponding reserve in THE PROJECTED BALANCE SHEET.

      CENTROMIN therefore states that it will assume the payment of the tax contingencies originated by taxes comprised within the National Tax System or of any other public entity after the date of signing of this contract and that correspond to obligations derived from taxable facts, or payments accrued prior to that date, provided that they are not reflected in THE PROJECTED BALANCE SHEET. CENTROMIN will assume the payment for such taxes, as well as for interest, penalties and late fees that there may be, and any adjustment to the tax debt.

8.16 On the date of signing of this Contract, CENTROMIN has transferred to THE COMPANY all of its rights, titles and interests and all intangible rights to the information and data of business, financial accounting, technical, environmental and legal activities relating to the La Oroya Metallurgical Complex, whether or not located at the offices of CENTROMIN, or at the La Oroya Metallurgical Complex, including those that relate to the information concerning the La Oroya Metallurgical Complex prior to the date of signing of this Contract, other than those absolutely necessary for CENTROMIN to comply with its obligations under this Contract, and when those obligations are performed, such records will be transferred to THE COMPANY and THE COMPANY and its representatives will have copies and full, free and complete access to the information. Such information transferred to THE COMPANY includes, without limitation, all of the following:

      a)    All data and information in the Data Room;

      b) All lists of customers, contracts, and other business information of the La Oroya Metallurgical Complex;

      c)    All accounting records of the La Oroya Metallurgical Complex;

      d) All information concerning production, equipment, maps, engineering drawings, buildings, process specifications, assays, metallurgical information, process information and all processes and other intellectual properties, as well as similar or dissimilar information concerning the operations of the La Oroya Metallurgical Complex;

      e) All records relating to land and water, and all correspondence concerning the environmental obligations of the La Oroya Metallurgical Complex;

      f) All patents, intellectual property rights, trademarks, (including those from "London Metal Exchange"), trade secrets and other intellectual property and intangibles, relating to the La Oroya Metallurgical Complex;

      g) All other business, legal, and technical information relating to the La Oroya Metallurgical Complex;

      h) All geological information concerning mining activities for the La Oroya Metallurgical Complex, including without limitation, limestone, clay and aggregate quarries, the amount and quality of the reserves, and any alternate sources of supply.

      i) All intangible rights with regard to claims against third parties with regard to any of the Assets.

      j) The insurance policy for material damages and loss of profits under the terms stipulated in the last paragraph of numeral 8.9;

      k) All the operation permits and licenses and any other necessary governmental authorization for the operation of the La Oroya Metallurgical Complex.

      CENTROMIN represents and guarantees that, immediately prior to the transfer of the same to THE COMPANY, it had the sole right, title and interests on all of the Assets referred to in this Contract, including without limitation those identified in numerals (a) to (k) above. All of such assets, including without limitation those described in numerals (a) to (k) above, are free of all liens, claims, obligations and interests of any third party whatsoever. CENTROMIN shall indemnify, defend and hold THE COMPANY harmless from and against any and all demands, claims, actions and proceedings asserting any rights, titles, interests or Liens relating to the same and will secure such rights, titles and interests on behalf of THE COMPANY to the extent that it is not fully transferred to THE COMPANY on or prior to the date of signing of this Contract to enable THE COMPANY to have the benefit of the use of the same. CENTROMIN shall have the responsibility to carry out such transfers within no more than sixty (60) days. If said period expires without having complied with such transfers, CENTROMIN will grant an irrevocable power-of-attorney to THE COMPANY for such purpose. CENTROMIN shall reimburse the costs and expenses of such transfers, including any actions or litigations necessary to carry out such transfers, to THE COMPANY, the same which shall be paid within thirty (30) days following the demand by THE COMPANY. Said costs and expenses shall not exceed the reasonable local market prices.

8.17 CENTROMIN represents and guarantees that it has made available to THE INVESTOR all the information and data in its possession or control to enable THE INVESTOR to conduct its "due diligence". CENTROMIN further represents and guarantees that such information remains correct.

      CENTROMIN also guarantees that since April 11, 1997 there have been no adverse changes to the business and operations of the La Oroya Metallurgical Complex, having operated it only in the ordinary course of business, and it has made no adverse changes in the operation methods or in the replacement practices of equipment or maintenance and that on the date of signing of this contract there is sufficient inventory of products in process and materials and spare parts for the normal operation of the LA OROYA Metallurgical Complex at efficiency levels not less than those achieved through 1996. CENTROMIN represents and guarantees that the changes that have occurred from April 11, 1997 of assets or liabilities of the La Oroya Metallurgical Complex are those that correspond to normal business operation.

8.18 If after having complied with the Certificate of Delivery, Reception and Valuation, assets should be found that should have been transferred and were not; these must be transferred


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      by CENTROMIN to THE COMPANY whenever this should be demanded by CENTROMIN and THE COMPANY. Should there be any disagreement in the conveyance of these assets, the parties must seek a decision made by an expert to be appointed by mutual agreement and which will be executed by an acknowledged auditing firm or if the parties should not manage to agree on the naming of the expert, he will be selected by THE COMPANY from the auditing firms stipulated in Numeral 4.2. If the value of the assets should exceed US$50,000, the parties shall be governed by the provisions of the Twelfth Clause.

8.19 CENTROMIN shall grant THE INVESTOR a preference right in the purchase of up to 30% of the shares of the EMPRESA MINERA PARAGSHA S.A. or the EMPRESA DE ELECTRICIDAD DE LOS ANDES S.A.

      THE INVESTOR must express his interest in maintaining one or the other option, at the latest by the limit date to submit consultations in the tender to sell the shares of the company that corresponds to his interest and afterwards confirm his intention of exercising the option within 10 calendar days immediately after the date of the respective granting of an award to a bidder.

8.20 After the date of the signing of this contract, CENTROMIN shall execute and deliver all the documents of transfer, assignment and delivery and shall take the measures that THE COMPANY may request to execute the transfer, assignment and delivery to THE COMPANY and to place THE COMPANY in possession and control of all the Assets.


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

NINTH CLAUSE                                           BALANCE SHEET ADJUSTMENT

9.1 Within ninety (90) days following the signing of this contract, a balance sheet will be prepared showing the condition of THE COMPANY to the date on which this contract is signed (hereinafter THE VERIFICATION BALANCE SHEET). In preparing this balance sheet, the same criteria, principles and considerations assumed in the elaboration of the PROJECTED BALANCE SHEET shall be used.

      Such VERIFICATION BALANCE SHEET will be prepared in accordance with Peruvian generally accepted accounting principles applied on a consistent basis and in accordance with the same practices used for the preparation of the PROJECTED BALANCE SHEET.

9.2 THE VERIFICATION BALANCE SHEET will be prepared by THE COMPANY and reported by a firm of independent auditors of international prestige elected by CENTROMIN among a minimum of three firms proposed by THE INVESTOR.

      The auditor's fees will be paid by CENTROMIN.

9.3 THE PROJECTED BALANCE SHEET will be compared with the VERIFICATION BALANCE SHEET. If the difference between the net current assets and the current liabilities presented in the PROJECTED BALANCE SHEET exceeds by more than 5% the difference between the net current assets and the current liabilities presented in the VERIFICATION BALANCE SHEET, CENTROMIN will pay THE COMPANY an amount equivalent to the excess above said 5%.

      If, on the contrary, the difference between the net current assets and the current liabilities presented in the VERIFICATION BALANCE SHEET, exceeds by more than 5% of


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

      this same difference, the difference between the net current assets and the current liabilities presented in the PROJECTED BALANCE SHEET, THE COMPANY will pay CENTROMIN an amount equivalent to the excess above this 5%.

9.4 The difference to be reimbursed by CENTROMIN to THE COMPANY, or vice versa, refers exclusively to the difference between the current assets and current liabilities and no consideration of any nature will be given to fixed assets, intangible assets, other assets or other liabilities, which will be assumed in what is indicated in the VERIFICATION BALANCE SHEET and in the condition and physical situation in which they are, and that such equipment and facilities are functioning in the same way as they were on April-11, 1997.

      The valuation criteria of current assets and liabilities which were used to prepare the PROJECTED BALANCE SHEET, will also be used in the same manner to prepare the VERIFICATION BALANCE SHEET, CENTROMIN has previously furnished to the INVESTOR the practices and standards by which the PROJECTED BALANCE SHEET was prepared.

9.5   The difference will be paid by the party that has benefited, within thirty
      (30) days after the presentation of the VERIFICATION BALANCE SHEET, including interest at the three- month active LIBOR rate, published by Reuters and applicable from the date of signing of this contract.

      Payment will be made in Dollars of the United States of America.

9.6 As a guarantee of the possible restitution that may be originated in favor of THE COMPANY, the 5% of the sum of the current assets plus the current liabilities of the


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

      PROJECTED BALANCE SHEET will be kept as a reserve in a Joint Savings Account that Banco SANTANDER will open in THE COMPANY's and in CENTROMIN's name, until the definition foreseen in numeral 9.3.

9.7 As guarantee of the possible restitution which may be originated in favor of CENTROMIN, THE INVESTOR will deliver an irrevocable, unconditional banking letter of guaranty issued by a local bank, without the benefit of excussio and joint and several, or an irrevocable letter of credit in the form of "stand by letter of credit" issued by any of the Banks mentioned in Circular Letter Nr. 018-97-EF/90 of the Central Reserve Bank of Peru, of irrevocable nature, notified and confirmed by a local bank. Both of them will be of automatic execution, valid for a period of no less than one hundred and fifty (150) days from the signing of this contract, issued in favor of CENTROMIN for a sum equivalent to 5% of the sum of the current assets plus the current liabilities of the PROJECTED BALANCE SHEET.

      The report that will be issued by the firm of auditors regarding the comparison of THE PROJECTED BALANCE SHEET and THE VERIFICATION BALANCE SHEET will be final.

      If on applying what is pointed out in numerals 9.3 and 9.4, a payment in favor of CENTROMIN will exist, THE COMPANY will comply with it as stipulated in the numeral 9.5. In case of non-compliance CENTROMIN will proceed to collect the corresponding sum with interest against the banking letter of guaranty or the letter of credit under the form of "stand by letter of credit", mentioned in numeral 9.7, leaving a


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

      balance of free disposal and releasing, the deposit stipulated in numeral
      9.6 being of free disposal the retained sum.

      If on applying the provision of numerals 9.3 and 9.4 a payment in favor of THE COMPANY will exist, CENTROMIN will comply with it, as stipulated in numeral 9.5. In case of non-compliance, THE COMPANY may collect the corresponding sum with interest from Banco SANTANDER against the deposit pointed out in numeral 9.6 with the balance remaining at CENTROMIN's free disposal and releasing, likewise, the banking letter of guaranty or the letter of credit under the form of "stand by letter of credit" mentioned in numeral 9.7.

TENTH CLAUSE                            ASSIGNMENT OF RIGHTS AND/OR OBLIGATIONS

      THE INVESTOR and THE COMPANY grant their approval, in advance, to the substitution of the contractual position derived from this contract or the assignment of the rights and/or obligations that might originate from it that CENTROMIN might fulfill and CENTROMIN grants the corresponding rights and approvals to THE INVESTOR and THE COMPANY, subject to applicable law and this Contract in numeral 7.2 above. The substitution will be communicated to THE INVESTOR and THE COMPANY in the case of CENTROMIN, and to CENTROMIN in the case of THE INVESTOR and THE COMPANY through notarial letter. From the date of such communication, the rights and obligations originating in this contract will be assumed by the successor.

      By reason of Supreme Decree Nr. 042-97-PCM approved on September 19, 1997 in accordance with Decree Law Nr. 25570 and Decree Law Nr. 26438, and the corresponding guaranty contract entered into under that Decree, the Government of Peru is obliged to guarantee all of the obligations of CENTROMIN under this Contract, and said guaranty shall survive the transfer of any of the rights and obligations of CENTROMIN and any liquidation of CENTROMIN.

ELEVENTH CLAUSE                                           GOVERNING LEGISLATION

      This contract will be governed and executed in accordance with the laws of the Republic of Peru. The parties have also prepared, signed and accepted an official English translation of this Contract, but it is understood that the Spanish version of this Contract is the legal prevailing version.

TWELFTH CLAUSE                                                      ARBITRATION

      Any litigation, controversy, disagreement, difference or claim that may arise between the parties with regard to the interpretation, execution or validity derived or in relation to this contract that cannot be resolved by mutual agreement between them, will be submitted to legal arbitration of international character under the rules and procedures as established by UNCITRAL. The place of such arbitration shall be in London, England, or such other location as the parties may agree. Each party shall have the right to call and cross examine witnesses and to undertake discovery. The arbitrators will be three (3) of which each of the parties will designate one of them, and the two arbitrators so designated will appoint the third, who will preside the arbitral court. If one of the parties does not name its corresponding arbitrator within fifteen (15) calendar days of receiving the written request from the party asking for the arbitration or if within an equal term of fifteen (15) calendar days starting from the appointment of the second arbitrator, the two arbitrators do not reach an agreement about the designation of the third arbitrator, the designation of any of the three arbitrators will be done, upon the request of any of the parties, by the Institute of Mining and Petroleum Law.

      In the case in which, for any circumstances a substitute arbitrator has to be designated, he will be designated following the same procedure as indicated before for the designation of the arbitrator that is substituted.

      The parties waive the right to appeal the arbitral award, except in the case that such decision may be a consequence of fraud, failure or the non-compliance with the procedures required or other failures according to international standards.

THIRTEENTH CLAUSE                                                      DOMICILE

13.1 For the purpose of the execution of this contract, the parties establish as their domiciles in Peru those addresses indicated in the caption of this contract.

13.2 The change of domicile of any of the parties cannot oppose the other if it has not been made known to him through notarial letter.

13.3 For the purpose of this contract, it is understood that communications, requirements or notices mentioned therein, are considered to be known at the moment they arrive at the addressee's domicile.

FOURTEENTH CLAUSE                                            EXPENSES AND TAXES

14.1 Expenses incurred by converting this preliminary deed into a Public Deed will be paid by THE INVESTOR.

14.2 Each of the parties of this contract assumes the corresponding taxes in accordance to the laws in force. Each party will pay for its own legal fees, costs and expenses in the


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

      conducting of "due diligence" and the negotiating and execution of this Contract and of the transfers of the assets and liabilities of THE COMPANY.

FIFTEENTH CLAUSE                                                  FORCE MAJEURE

      Neither of the contracting parties may demand from the other the fulfillment of the obligations assumed in this contract, when the fulfillment is delayed, hindered or obstructed by causes that arise that are not imputable to the obliged party and this obligation has not been foreseen at the time of the signing of this contract. All those causes are constituted, but not in a restrictive manner, by force majeure or act of God such as earthquakes, floods, fires, strikes whether declared legal or illegal, civil disturbances, extraordinary economic alterations, factors that affect transport generally, governmental prohibitions and catastrophes in general, in accordance with the provisions of Article 1135 of the Civil Code. It is expressly agreed, nevertheless, that the fact that the Government of Peru does not supply financing for CENTROMIN's obligations shall not constitute a case of force majeure under this clause.

SIXTEENTH CLAUSE                                           NOTICES AND REMEDIES

      Except where there is a specific provision for notice and remedy elsewhere under this contract, a party to this Contract shall not be declared to be in default of any of its obligations under this Contract unless prior written notice of such default has been given to such party, which specifies in detail the nature of such default and (i) in the case of any requirement for the payment of money, the party has failed to remedy such default within 30 days; and (ii) in the case of any other default, the party does not complete the remedy within 90 days unless (a) an earlier period of time is required by the applicable law, such


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

      as in the case of the obligations destined to the parties under the PAMA; or (b) if the nature of the matter is such that it cannot reasonably be remedied within such 90 day period, but the party shall immediately commence to remedy the same and shall complete the remedy as soon as possible.

SEVENTEENTH CLAUSE                                              CONFIDENTIALITY

      Following the Closing and in the maximum extent allowed by law, CENTROMIN agrees to maintain and to require its other commercial units to maintain, the confidentiality of all data, financial information, business information, customer lists, process and technology information and all other information concerning the La Oroya Metallurgical Complex, and of the Consortium and THE INVESTOR and THE COMPANY. Such obligation shall not apply to:

      (i) information that CENTROMIN can show has already been disclosed to the public in general;

      (ii) information that CENTROMIN discloses to its advisors, accountants and other advisors, who are placed under a duty of confidentiality;

      (iii) information necessary for CENTROMIN to protect its rights in any arbitration under this Contract.

      (iv)  information that is required to be disclosed as a matter of law

EIGHTEENTH CLAUSE                                INTERPRETATION OF THE CONTRACT

18.1 In the interpretation of this contract and in what is not expressly stipulated therein, the parties will acknowledge suppletory validity to the following documents:

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

      (a) The answers to consultations with official character, circulated by CEPRI-CENTROMIN among those pre-qualified bidders; and

      (b) The bidding conditions of the International Public Bidding Nr. PRI-16-97 for the Promotion of Private Investment in THE COMPANY.

      (c) If there were a controversy between the bidding conditions and the contract, the latter shall prevail.

18.2 Titles of the Clauses used in this contract are illustrative and for reference and will have no effect in the interpretation of this contract.

18.3 All references in the contract to a clause or numeral refer to the corresponding clause and numeral in this contract. References in the contract to a clause include all the numerals within such clause and references to a numeral include all the paragraphs of the same.

18.4 All the annexes mentioned in this contract are incorporated into and form an integral part of this contract.

18.5 As a matter of clarification, the obligations of THE INVESTOR are strictly limited to the obligations specifically assigned to THE INVESTOR. THE INVESTOR has no obligations that are assigned to THE COMPANY including without limitation, the obligations of THE COMPANY in numeral 4.5 and in Fifth and Sixth Clauses.

NINETEENTH CLAUSE                                                NO COMPETITION

      CENTROMIN agrees that, for a period of ten (10) years from the signing of this contract, it will not be the owner, nor will fund, operate, directly or indirectly, smelters and/or refineries similar to the La Oroya Metallurgical Complex.


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

ADDITIONAL CLAUSE

      The Consortium composed by THE DOE RUN RESOURCES CORPORATION and THE RENCO GROUP, INC., warrants the compliance with the obligations contracted by THE INVESTOR, DOE RUN PERU S.R.LTDA., therefore this contract is subscribed by THE DOE RUN RESOURCES CORPORATION, duly represented by JEFFREY L. ZELMS, identified by Passport Nr. 153205339 of the United States of America, transitorily domiciled at Hotel "Los Delfines", Los Eucaliptos 555, San Isidro, who proceeds duly authorized under power-of-attorney registered on Filing Card Nr. 6864 of the Registry of Special Powers of Attorney of Lima; and THE RENCO GROUP, INC., duly represented by MARVIN M. KOENIG, identified by Passport Nr. 156205648 of the United States of America, transitorily domiciled at Hotel "Los Delfines", Los Eucaliptos 555, San Isidro, who proceeds duly authorized as per power-of-attorney registered on Filing Card Nr. 6863 of the Registry of Special Powers of Attorney of Lima.

In accordance with the bidding conditions, CENTROMIN may release any of the members of the Consortium from this guaranty, for which effect a written communication is sufficient.

Kindly insert, Mr. Notary, all the other clauses required by law.

                                                         Lima, October 23, 1997

Signature

/s/ Luciano Barchi

Legal Counsel


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

CEPRI-Centromin Peru

Lawyer's Register (CAL) No. 15455





Signatures:

/s/ Jorge Merino Tafur

/s/ Cesar Polo Robilliard

/s/ Jeffrey L. Zelms

/s/ Marvin M. Koenig


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